                                                   File Nos.33-85014
                                                            811-8810


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ X ]

                          Pre-Effective Amendment No.              [   ]


                         Post-Effective Amendment No. 4            [ X ]

                                     and/or
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                  COMPANY ACT OF 1940                              [ X ]


                                 Amendment No. 6
                         (Check appropriate box or boxes)


                          FS VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                    First SunAmerica Life Insurance Company
                              (Name of Depositor)

                          733 Third Avenue, 4th Floor
                           New York, New York  10017
             (Address of Depositor's Principal Offices) (Zip Code)

       Depositor's Telephone Number, including Area Code: (310) 772-6000

                             Susan L. Harris, Esq.
                    First SunAmerica Life Insurance Company
                              c/o SunAmerica Inc.
                              1 SunAmerica Center
                       Los Angeles, California 90067-6022
                    (Name and Address of Agent for Service)


Title and Amount
of Securities                                                 Amount of
Being Registered                                              Registration Fee
----------------                                              ----------------

Flexible Payment          Pursuant to Rule 24f-2, the         $
Deferred Annuity          Registrant has filed an election
Contracts                 to register an indefinite
                          number of securities under the
                          Securities Act of 1933

It is proposed that this filing will become effective:

         -- immediately upon filing pursuant to paragraph (b) of Rule 485 X on May 14, 1997 pursuant to paragraph (b) of Rule 485
         -- 60 days after filing pursuant to paragraph (a) of Rule 485
         -- on [date] pursuant to paragraph (a) of Rule 485


The registrant has elected pursuant to Rule 24f-2 under the Investment Company Act of 1940 to register an indefinite amount of securities. The Registrant intends to file its Rule 24f-2 Notice for the fiscal year ended November 30, 1997 on or about January 29, 1998.

                          FS VARIABLE SEPARATE ACCOUNT

                             Cross Reference Sheet

                              PART A - PROSPECTUS

Item Number in Form N-4                            Caption
-----------------------                            -------
1.       Cover Page.............................   Cover Page

2.       Definitions............................   Definitions

3.       Synopsis...............................   Profile; Fee Tables;
                                                   Portfolio Expenses;
                                                   Examples

4.       Condensed Financial Information........   Appendix A - Condensed Financial Information

5.       General Description of Registrant,
         Depositor and Portfolio Companies......   The Polaris Variable
                                                   Annuity; Other
                                                   Information

6.       Deductions.............................   Expenses

7.       General Description of
         Variable Annuity Contracts.............   The Polaris Variable
                                                   Annuity; Purchasing a
                                                   Polaris Variable Annuity
                                                   Contract; Investment
                                                   Options

8.       Annuity Period.........................   Annuity Income Options

9.       Death Benefit..........................   Death Benefit

10.      Purchases and Contract Value...........   Purchasing a Polaris
                                                   Variable Annuity Contract

11.      Redemptions............................   Access to Your Money

12.      Taxes..................................   Taxes

13.      Legal Proceedings......................   Other Information - Legal
                                                   Proceedings

14.      Table of Contents of Statement
         of Additional Information..............   Table of Contents of
                                                   Statement of Additional Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

         Certain information required in part B of the Registration Statement has been included within the prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the prospectus.

Item Number in Form N-4                            Caption
-----------------------                            -------
15.      Cover Page.............................   Cover Page

16.      Table of Contents......................   Table of Contents

17.      General Information and History........   The Polaris Variable Annuity (P); Separate
                                                   Account; General Account; Investment Options (P);
                                                   Other Information (P)

18.      Services...............................   Other Information (P)

19.      Purchase of Securities Being Offered...   Purchasing a Polaris Variable Contract (P)

20.      Underwriters...........................   Distribution of Contracts

21.      Calculation of Performance Data........   Performance Data

22.      Annuity Payments.......................   Annuity Income Options (P); Annuity Payments; Annuity Unit Values

23.      Financial Statements...................   Depositor: Other Information - Financial Statements (P)
                                                   Registrant: Financial Statements

                                                   [LOGO]  POLARIS
                                                           A Variable Annuity

    P   R   O   F   I   L   E       This profile is a summary of some of the
                                    more important points
                  that you should know and consider before purchasing the Polaris Variable Annuity. The sections in this profile
    May 14, 1997  correspond to sections in the accompanying prospectus which discuss the topics in more detail. The annuity is more fully described in the prospectus. Please read the prospectus carefully.

1.  THE POLARIS VARIABLE ANNUITY

    The Polaris Variable Annuity is a contract between you and First SunAmerica Life Insurance Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as retirement funding. Tax deferral means all your money, including the amount you would otherwise pay in current income taxes, remains in your contract to generate more earnings. Your money could grow faster than it would in a comparable taxable investment.


    Polaris offers a diverse selection of money managers and investment options. You may divide your money among any or all of our 25 variable investment portfolios and 5 fixed investment options. Your investment is not guaranteed. The value of your Polaris contract can fluctuate up or down, based on the performance of the underlying investments you select, and you may experience a loss.



    The variable investment portfolios offer professionally managed investment choices with goals ranging from capital preservation to aggressive growth. Your choices for the various investment options are found on the next page.


    The contract also offers 5 fixed investment options, for different time periods and each with a different interest rate that is guaranteed by First SunAmerica.

    Like most annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the variable investment portfolios to which your money is allocated and/or the interest rate earned on the fixed investment options. You may withdraw money from your contract during the Accumulation Phase. However, as with other tax-deferred investments, you will pay taxes on earnings and untaxed contributions when you withdraw them. An IRS tax penalty may apply if you make withdrawals before age 59 1/2. During the Income Phase, you will receive payments from your annuity. Your payments may be fixed in dollar amount, vary with investment performance or a combination of both, depending on the annuity income option you select. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

2.  ANNUITY INCOME OPTIONS

    You can select from one of five annuity income options:

       (1) payments for your lifetime;
       (2) payments for your lifetime and your survivor's lifetime;
       (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 years;
       (4) payments for your lifetime, but for not less than 10 or 20 years; and
       (5) payments for a specified period of 5 to 30 years.

    You will also need to decide if you want your payments to fluctuate with investment performance or remain constant, and the date on which your payments will begin. Once you begin receiving payments, you cannot change your annuity option. If your contract is part of a non-qualified retirement plan (one that is established with after tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a qualified retirement plan using before tax dollars, the entire payment is taxable as income.

3.  PURCHASING A POLARIS VARIABLE
    ANNUITY CONTRACT

    You can buy a contract through your financial representative, who can also help you complete the proper forms. For Non-qualified contracts, the minimum initial investment is $5,000 and subsequent amounts of $500 or more may be added to your contract at any time during the Accumulation Phase. For Qualified contracts, the minimum initial investment is $2,000 and subsequent amounts of $250 or more may be added to your contract at any time during the Accumulation Phase.

4.  INVESTMENT OPTIONS

    You may allocate money to the following variable investment portfolios of the Anchor Series Trust and/or the SunAmerica Series Trust:

    ANCHOR SERIES TRUST
      MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
          - Capital Appreciation Portfolio
          - Growth Portfolio
          - Natural Resources Portfolio
          - Government and Quality Bond Portfolio

    SUNAMERICA SERIES TRUST
      MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
          - Global Equities Portfolio
          - Alliance Growth Portfolio
          - Growth-Income Portfolio

      MANAGED BY DAVIS SELECTED ADVISERS, L.P.
          - Venture Value Portfolio
          - Real Estate Portfolio

      MANAGED BY FEDERATED INVESTORS
          - Federated Value Portfolio
          - Utility Portfolio
          - Corporate Bond Portfolio
      MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/
      GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
          - Asset Allocation Portfolio
          - Global Bond Portfolio
      MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.
          - International Diversified Equities Portfolio
          - Worldwide High Income Portfolio
      MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
          - Growth/Phoenix Investment Counsel Portfolio
          - Balanced/Phoenix Investment Counsel Portfolio

      MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
          - Putnam Growth Portfolio
          - International Growth and Income Portfolio
          - Emerging Markets Portfolio

      MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
          - Aggressive Growth Portfolio
          - SunAmerica Balanced Portfolio
          - High-Yield Bond Portfolio
          - Cash Management Portfolio

    You may also allocate money to the 1, 3, 5, 7 and 10 year fixed investment options. The interest rate may differ from time to time but will never be less than 3%. Once established, the rate will not change during the selected period. Your contract value will be adjusted up or down for withdrawals or transfers from the 3, 5, 7 and 10 year fixed investment options prior to the end of the selected period.

5.  EXPENSES

    Each year, we deduct a $30 contract maintenance fee from your contract. This fee is currently waived if the value of your contract is at least $50,000. We also deduct insurance charges which equal 1.52% annually of the average daily value of your contract allocated to the variable portfolios. The insurance charges include: Mortality and Expense Risk, 1.37%, and Distribution Expense, .15%.


    As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the variable portfolios, which are estimated to range from .62% to 2.00%.


    If you take money out in excess of the amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the money you withdraw. The percentage declines with each year the money is in the contract as follows:

    ---------------------------------------------------
     YEAR               1   2   3   4   5   6   7   8+
    ---------------------------------------------------
     WITHDRAWAL
     CHARGE             7%  6%  5%  4%  3%  2%  1%  0%
    ---------------------------------------------------

    After your first 15 free transfers, a $25 transfer fee will apply to each subsequent transfer.

    The following chart is designed to help you understand the charges in your contract. The column "Total Annual Charges" shows the total of the 1.52% insurance charges, the $30 contract maintenance fee and the investment charges for each variable portfolio. We converted the contract maintenance fee to a percentage using the current average contract size of $56,800. The actual impact of this charge on your contract may differ from this percentage.

    The next two columns show two examples of the charges you would pay under the contract. The examples assume that you invested $1,000 in a contract which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10.


-----------------------------------------------------------------------------------------------------------------
                                                                                     EXAMPLES:
                                 TOTAL ANNUAL       TOTAL ANNUAL                   TOTAL EXPENSES  TOTAL EXPENSES
                                  INSURANCE          INVESTMENT     TOTAL ANNUAL     AT END OF       AT END OF
ANCHOR SERIES TRUST PORTFOLIO      CHARGES            CHARGES         CHARGES          1 YEAR         10 YEARS
-----------------------------------------------------------------------------------------------------------------
Capital Appreciation                 1.57%               .75%           2.32%           $ 94            $266
Growth                               1.57%               .81%           2.38%           $ 94            $272
Natural Resources                    1.57%               .94%           2.51%           $ 95            $285
Government and Quality Bond          1.57%               .71%           2.28%           $ 93            $262
-----------------------------------------------------------------------------------------------------------------
SUNAMERICA SERIES TRUST PORTFOLIO
Emerging Markets                     1.57%              2.00%           3.57%           $106            $384
International Diversified
  Equities                           1.57%              1.59%           3.16%           $102            $347
Global Equities                      1.57%              1.03%           2.60%           $ 96            $294
International Growth and
  Income                             1.57%              1.70%           3.27%           $103            $357
Aggressive Growth                    1.57%              1.05%           2.62%           $ 97            $296
Real Estate                          1.57%              1.15%           2.72%           $ 98            $305
Putnam Growth*                       1.57%               .90%           2.47%           $ 95            $281
Growth/Phoenix                       1.57%               .74%           2.31%           $ 93            $265
Alliance Growth                      1.57%               .71%           2.28%           $ 93            $262
Venture Value                        1.57%               .85%           2.42%           $ 95            $276
Federated Value                      1.57%              1.05%           2.62%           $ 97            $296
Growth-Income                        1.57%               .72%           2.29%           $ 93            $263
Utility                              1.57%              1.05%           2.62%           $ 97            $296
Asset Allocation                     1.57%               .74%           2.31%           $ 93            $265
Balanced/Phoenix                     1.57%               .84%           2.41%           $ 94            $275
SunAmerica Balanced                  1.57%              1.00%           2.57%           $ 96            $291
Worldwide High Income                1.57%              1.18%           2.75%           $ 98            $308
High-Yield Bond                      1.57%               .77%           2.34%           $ 94            $268
Corporate Bond                       1.57%               .97%           2.54%           $ 96            $288
Global Bond                          1.57%               .89%           2.46%           $ 95            $281
Cash Management                      1.57%               .62%           2.19%           $ 92            $253
-----------------------------------------------------------------------------------------------------------------


* Formerly named Provident Growth.
For more detailed information, see the Fee Tables and Examples in the prospectus.

6.  TAXES

    Unlike taxable investments where earnings are taxed in the year they are earned, taxes on amounts earned in a Nonqualified contract (one that is established with after tax dollars) are deferred until they are withdrawn. In a Qualified contract (one that is established with before tax dollars like an IRA), all amounts are taxable when they are withdrawn.

    When you begin taking distributions or withdrawals from your contract, earnings are considered to be taken out first and will be taxed at your ordinary income rate. You may be subject to a 10% IRS tax penalty for distributions or withdrawals before age 59 1/2.

7.  ACCESS TO YOUR MONEY

    Earnings may be withdrawn at any time free of a withdrawal charge. After the first year, the first withdrawal of the year will be free of a withdrawal charge if it does not exceed the greater of: (1) earnings in your contract as of the date you make the withdrawal or (2) 10% of the money you have invested for at least one year and not yet withdrawn, less any withdrawals made during the year.


    Although amounts withdrawn using the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount of money you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.


    Withdrawals in excess of these limits will be assessed a withdrawal charge. Withdrawals may be made from your contract in the amount of $1,000 or more. You may request a withdrawal in writing or by establishing systematic withdrawals. Under systematic withdrawals, the minimum withdrawal amount is $250.

    If you withdraw your entire contract value, you will not receive the benefit of any free withdrawal amount. After your money has been in the contract for seven full years, there are no withdrawal charges on that portion of the money that you have invested for at least seven full years. Of course, you may have to pay income tax and a 10% IRS tax penalty may apply if you are under age 59 1/2. Additionally, withdrawal charges are not assessed when a death benefit is paid.

8.  PERFORMANCE

    The value of your annuity will fluctuate depending upon the investment performance of the portfolio(s) you choose.

    The following chart shows total returns for each portfolio for the time periods shown. These numbers reflect the insurance charges, the contract maintenance fee and the investment charges. Withdrawals charges are not reflected in the chart. Past performance is not a guarantee of future results.

-------------------------------------------------------
     ANCHOR SERIES              CALENDAR YEAR
    TRUST PORTFOLIO         1996             1995
-------------------------------------------------------
  Capital Appreciation      23.15%           25.38%
  Growth                    23.05%           17.73%
  Natural Resources         12.22%            6.90%
  Gov't and Quality
     Bond                    1.37%           10.44%
-------------------------------------------------------
SUNAMERICA SERIES
TRUST PORTFOLIO
  Emerging Markets              --               --
  Int'l Diversified
     Equities                7.58%           10.71%
  Global Equities           12.35%           11.37%
  Int'l Growth and
     Income                     --               --
  Aggressive Growth          4.32%               --
  Real Estate                   --               --
  Putnam Growth*            18.46%           16.47%
  Growth/Phoenix            14.10%           21.10%
  Alliance Growth           27.08%           30.24%
  Venture Value             22.85%           23.41%
  Federated Value            7.32%               --
  Growth-Income             22.09%           21.08%
  Utility                    8.25%               --
  Asset Allocation          17.03%           13.75%
  Balanced/Phoenix           8.20%           14.66%
  SunAmerica Balanced        9.39%               --
  Worldwide High Income      23.40%          14.90%
  High-Yield Bond           12.76%            4.28%
  Corporate Bond             2.88%            9.96%
  Global Bond                7.56%            9.29%
  Cash Management            3.31%            2.57%
-------------------------------------------------------

* Formerly named Provident Growth.
Inception date for each portfolio varies.


9.  DEATH BENEFIT

      If you should die during the Accumulation Phase, your beneficiary will receive a death benefit.


      For contracts issued prior to April 28, 1997, the death benefit is the greater of:

         (1) the value of your contract, or
         (2) the money you put in less any withdrawals.

      After seven years, the death benefit is the greater of (1) or (2) above or:

         (3) the value of your contract on the day before your last contract anniversary less any withdrawals plus any additional money you put in since that date, or
         (4) the death benefit on the day before your last contract anniversary less any withdrawals since that anniversary.

      For contracts issued on or after April 28, 1997, the death benefit is the greater of:

         (1) the value of your contract
         (2) the money you put in less any withdrawals, or
         (3) the maximum of the anniversary values prior to your 81st birthday. The anniversary value is equal to the value of your contract on each contract anniversary less any withdrawals plus any additional money you put in since that anniversary.


10.   OTHER INFORMATION

      FREE LOOK: You may cancel your contract within ten days by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will pay you an amount equal to the greater of the value of your contract or the money you invested.

      ASSET ALLOCATION REBALANCING: If selected by you, this program seeks to keep your investment in line with your goals. We will maintain your specified allocation mix in the variable investment portfolios and the 1-year fixed investment option by readjusting your money on a calendar quarter, semiannual or annual basis.

      SYSTEMATIC WITHDRAWAL PROGRAM: If selected by you, this program allows you to receive either monthly, quarterly, semiannual or annual checks during the Accumulation Phase. Systematic withdrawals may also be electronically wired to your bank account. Of course, withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2.

      PRINCIPAL ADVANTAGE: If selected by you, this program allows you to obtain growth potential without any market risk to your principal. We will guarantee that the portion of your money allocated to the 1, 3, 5, 7 or 10 year fixed investment options will grow to equal your principal investment when it is allocated in accordance with the program.

      DOLLAR COST AVERAGING: If selected by you, this program allows you to invest gradually in the equity and bond portfolios from any of the variable investment portfolios or the 1-year fixed investment option.

      AUTOMATIC PAYMENT PLAN: You can add to your contract directly from your bank account with as little as $20 per month.

      CONFIRMATIONS AND QUARTERLY STATEMENTS: You will receive a confirmation of each transaction within your contract. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your account values.

11.   INQUIRIES

      If you have questions about your contract or need to make changes, call your financial representative or contact us at:

         First SunAmerica Life Insurance Company
         Annuity Service Center
         P.O. Box 54299
         Los Angeles, California 90054-0299
         Telephone Number: (800) 99NY-SUN

      If money accompanies your correspondence, you should direct it to:

         First SunAmerica Life Insurance Company
         P.O. Box 100357
         Pasadena, California 91189-0357

                           [LOGO]  POLARIS
                                   A Variable Annuity

                                   PROSPECTUS
                                  MAY 14, 1997

Please read this prospectus           FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
carefully before investing and          issued by
keep it for future reference.         FIRST SUNAMERICA LIFE INSURANCE COMPANY
It contains important                   in connection with
information about the Polaris         FS VARIABLE SEPARATE ACCOUNT
Variable Annuity.                     The annuity has 30 investment choices -- 5 fixed investment options and 25 variable investment portfolios listed below. The 5 fixed
To learn more about the annuity       investment options include specified periods of 1, 3, 5, 7 and 10
offered by this prospectus, you       years. The 25 variable investment portfolios are part of Anchor Series
can obtain a copy of the              Trust or SunAmerica Series Trust.
Statement of Additional               ANCHOR SERIES TRUST:
Information ("SAI") dated May         MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
14, 1997. The SAI has been            - Capital Appreciation Portfolio
filed with the Securities and         - Growth Portfolio
Exchange Commission ("SEC") and       - Natural Resources Portfolio
is incorporated by reference          - Government and Quality Bond Portfolio
into this prospectus. The Table       SUNAMERICA SERIES TRUST:
of Contents of the SAI appears        MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
on page 27 of this prospectus.        - Global Equities Portfolio
For a free copy of the SAI,           - Alliance Growth Portfolio
call us at (800) 99NY-SUN or          - Growth-Income Portfolio
write to us at our Annuity            MANAGED BY DAVIS SELECTED ADVISERS, L.P.
Service Center, P.O. Box 54299,       - Venture Value Portfolio
Los Angeles, California               - Real Estate Portfolio
90054-0299.                           MANAGED BY FEDERATED INVESTORS
                                      - Federated Value Portfolio
                                      - Utility Portfolio
                                      - Corporate Bond Portfolio
                                      MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/
                                      GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                      - Asset Allocation Portfolio
                                      - Global Bond Portfolio
                                      MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.
                                      - International Diversified Equities Portfolio
                                      - Worldwide High Income Portfolio
                                      MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
                                      - Growth/Phoenix Investment Counsel Portfolio
ANNUITIES INVOLVE RISKS,              - Balanced/Phoenix Investment Counsel Portfolio
INCLUDING POSSIBLE LOSS OF            MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
PRINCIPAL, AND ARE NOT A              - Putnam Growth Portfolio
DEPOSIT OR OBLIGATION OF, OR          - International Growth and Income Portfolio
GUARANTEED OR ENDORSED BY, ANY        - Emerging Markets Portfolio
BANK. THEY ARE NOT FEDERALLY          MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
INSURED BY THE FEDERAL DEPOSIT        - Aggressive Growth Portfolio
INSURANCE CORPORATION, THE            - SunAmerica Balanced Portfolio
FEDERAL RESERVE BOARD OR ANY          - High-Yield Bond Portfolio
OTHER AGENCY.                         - Cash Management Portfolio

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

=============================================================
                   TABLE OF CONTENTS
=============================================================

 GLOSSARY..........................................    2
 FEE TABLES........................................    3
       Owner Transaction Expenses..................    3
       Annual Separate Account Expenses............    3
       Portfolio Expenses..........................    3
 EXAMPLES..........................................    4
  1.   THE POLARIS VARIABLE ANNUITY................    6
  2.   ANNUITY INCOME OPTIONS......................    6
       Allocation of Annuity Payments..............    7
       Annuity Payments............................    7
       Transfers During the Income Phase...........    7
       Deferment of Payments.......................    7
  3.   PURCHASING A POLARIS VARIABLE
       ANNUITY.....................................    7
       Allocation of Purchase Payments.............    7
       Accumulation Units..........................    8
       Free Look...................................    8
  4.   INVESTMENT OPTIONS..........................    8
       Variable Investment Options.................    8
         Anchor Series Trust.......................    8
         SunAmerica Series Trust...................    8
       Fixed Investment Options....................    9
         Market Value Adjustment...................    9
       Transfers During the Accumulation Phase.....    9
       Dollar Cost Averaging Program...............   10
       Asset Allocation Rebalancing Program........   10
       Principal Advantage Program.................   10
       Voting Rights...............................   11
       Substitution................................   11
  5.   EXPENSES....................................   11
       Insurance Charges...........................   11
         Mortality and Expense Risk Charge.........   11
         Distribution Expense Charge...............   11
       Withdrawal Charges..........................   11
       Investment Charges..........................   12
       Contract Maintenance Fee....................   12
       Transfer Fee................................   12
       Income Taxes................................   12
       Reduction or Elimination of Certain Charges    12
  6.   TAXES.......................................   12
       Annuity Contracts in General................   12
       Tax Treatment of Distributions--
       Non-qualified Contracts.....................   12
       Tax Treatment of Distributions--
       Qualified Contracts.........................   13
       Diversification.............................   13
  7.   ACCESS TO YOUR MONEY........................   13
       Systematic Withdrawal Program...............   14
       Minimum Contract Value......................   14
  8.   PERFORMANCE.................................   14
  9.   DEATH BENEFIT...............................   14
 10.   OTHER INFORMATION...........................   15
       First SunAmerica............................   15
       The Separate Account........................   15
       The General Account.........................   15
       Distribution................................   15
       Administration..............................   16
       Legal Proceedings...........................   16
       Custodian...................................   16
       Additional Information......................   16
       Selected Financial Information..............   17
       Management Discussion and Analysis..........   18
       Properties..................................   24
       Directors and Executive Officers............   25
       Executive Compensation......................   26
       Security Ownership of Owners and
       Management..................................   26
       State Regulation............................   26
       Independent Accountants.....................   26
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
 INFORMATION.......................................   27
 FINANCIAL STATEMENTS..............................   27
 APPENDIX A - CONDENSED FINANCIAL INFORMATION......
                                                     A-1
 APPENDIX B - MARKET VALUE ADJUSTMENT..............  B-1


=============================================================
                         GLOSSARY
=============================================================

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) - The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE - The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY (IES) - The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

INCOME PHASE - The period during which we make annuity payments to you.

IRS - The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PORTFOLIO(S) - The variable investment options available under the contract. Each Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust or the SunAmerica Series Trust.

PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

TRUSTS - Refers to the Anchor Series Trust and the SunAmerica Series Trust collectively.

================================================================================
                                   FEE TABLES
================================================================================

OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)
    Year 1...........   7%   Year 5...............   3%
    Year 2...........   6%   Year 6...............   2%
    Year 3...........   5%   Year 7...............   1%
    Year 4...........   4%   Year 8+..............   0%
TRANSFER FEE................... No charge for first 15
                                transfers each year;
                                thereafter, fee is $25
CONTRACT MAINTENANCE FEE*...... $30
    *waived if contract value is $50,000 or more

ANNUAL SEPARATE ACCOUNT EXPENSES
(AS A PERCENTAGE OF DAILY NET ASSET VALUE)

Mortality and Expense Risk Charge...............   1.37%
Distribution Expense Charge.....................   0.15%
                                                   -----
    TOTAL SEPARATE ACCOUNT EXPENSES.............   1.52%
                                                   =====

                               PORTFOLIO EXPENSES

                              ANCHOR SERIES TRUST

(AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S TWELVE-MONTH PERIOD ENDED
                               NOVEMBER 30, 1996)

                                                                MANAGEMENT      OTHER       TOTAL ANNUAL
                            PORTFOLIO                              FEE         EXPENSES       EXPENSES
    ====================================================================================================
    Capital Appreciation                                            .67%          .08%           .75%*
    ----------------------------------------------------------------------------------------------------
    Growth                                                          .73%          .08%           .81%*
    ----------------------------------------------------------------------------------------------------
    Natural Resources                                               .75%          .19%           .94%*
    ----------------------------------------------------------------------------------------------------
    Government and Quality Bond                                     .62%          .09%           .71%*
    ====================================================================================================

                            SUNAMERICA SERIES TRUST
    (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S FISCAL YEAR ENDED
                               NOVEMBER 30, 1996)

                                                                MANAGEMENT      OTHER       TOTAL ANNUAL
                            PORTFOLIO                              FEE         EXPENSES       EXPENSES
    ====================================================================================================
    Emerging Markets**                                             1.25%          .75%          2.00%*
    ----------------------------------------------------------------------------------------------------
    International Diversified Equities                             1.00%          .59%          1.59%
    ----------------------------------------------------------------------------------------------------
    Global Equities                                                 .80%          .23%          1.03%
    ----------------------------------------------------------------------------------------------------
    International Growth and Income**                              1.00%          .70%          1.70%
    ----------------------------------------------------------------------------------------------------
    Aggressive Growth                                               .75%          .30%          1.05%*
    ----------------------------------------------------------------------------------------------------
    Real Estate**                                                   .80%          .35%          1.15%
    ----------------------------------------------------------------------------------------------------
    Putnam Growth***                                                .82%          .08%           .90%
    ----------------------------------------------------------------------------------------------------
    Growth/Phoenix                                                  .66%          .08%           .74%
    ----------------------------------------------------------------------------------------------------
    Alliance Growth                                                 .64%          .07%           .71%
    ----------------------------------------------------------------------------------------------------
    Venture Value                                                   .77%          .08%           .85%
    ----------------------------------------------------------------------------------------------------
    Federated Value                                                 .75%          .30%          1.05%*
    ----------------------------------------------------------------------------------------------------
    Growth-Income                                                   .64%          .08%           .72%
    ----------------------------------------------------------------------------------------------------
    Utility                                                         .75%          .30%          1.05%*
    ----------------------------------------------------------------------------------------------------
    Asset Allocation                                                .65%          .09%           .74%
    ----------------------------------------------------------------------------------------------------
    Balanced/Phoenix                                                .70%          .14%           .84%
    ----------------------------------------------------------------------------------------------------
    SunAmerica Balanced                                             .70%          .30%          1.00%*
    ----------------------------------------------------------------------------------------------------
    Worldwide High Income                                          1.00%          .18%          1.18%
    ----------------------------------------------------------------------------------------------------
    High-Yield Bond                                                 .68%          .09%           .77%
    ----------------------------------------------------------------------------------------------------
    Corporate Bond                                                  .70%          .27%           .97%
    ----------------------------------------------------------------------------------------------------
    Global Bond                                                     .73%          .16%           .89%
    ----------------------------------------------------------------------------------------------------
    Cash Management                                                 .54%          .08%           .62%
    ====================================================================================================

      *Annualized
     **As of the date of this prospectus, the sale of contracts offering the Emerging Markets, Real Estate and International Growth and Income Portfolios had not begun. The percentages are based on estimated amounts for the current fiscal year.
    ***As of April 16, 1997, the Provident Growth Portfolio was renamed the
       Putnam Growth Portfolio, managed by Putnam Investment Management, Inc. The expenses shown here are those of the former Provident Growth Portfolio managed by Provident Investment Counsel.

     THE ABOVE PORTFOLIO EXPENSES WERE PROVIDED BY THE TRUSTS. WE HAVE NOT
            INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

================================================================================
                                    EXAMPLES
================================================================================

You will pay the following expenses on a $1,000 investment in each Portfolio, assuming a 5% annual return on assets and:

         (a) surrender of the contract at the end of the stated time period;
         (b) if the contract is not surrendered or annuitized.

                                PORTFOLIO                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
        ========================================================================================================

        Capital Appreciation                                        (a) $ 94    (a) $123    (a) $154    (a) $266
                                                                    (b) $ 24    (b) $ 73    (b) $124    (b) $266
        --------------------------------------------------------------------------------------------------------
        Growth                                                      (a) $ 94    (a) $124    (a) $157    (a) $272
                                                                    (b) $ 24    (b) $ 74    (b) $127    (b) $272
        --------------------------------------------------------------------------------------------------------
        Natural Resources                                           (a) $ 95    (a) $128    (a) $164    (a) $285
                                                                    (b) $ 25    (b) $ 78    (b) $134    (b) $285
        --------------------------------------------------------------------------------------------------------
        Government and Quality Bond                                 (a) $ 93    (a) $121    (a) $152    (a) $262
                                                                    (b) $ 23    (b) $ 71    (b) $122    (b) $262
        --------------------------------------------------------------------------------------------------------
        Emerging Markets                                            (a) $106    (a) $159    (a) $215    (a) $384
                                                                    (b) $ 36    (b) $109    (b) $185    (b) $384
        --------------------------------------------------------------------------------------------------------
        International Diversified Equities                          (a) $102    (a) $148    (a) $196    (a) $347
                                                                    (b) $ 32    (b) $ 98    (b) $166    (b) $347
        --------------------------------------------------------------------------------------------------------
        Global Equities                                             (a) $ 96    (a) $131    (a) $168    (a) $294
                                                                    (b) $ 26    (b) $ 81    (b) $138    (b) $294
        --------------------------------------------------------------------------------------------------------
        International Growth and Income                             (a) $103    (a) $151    (a) $201    (a) $357
                                                                    (b) $ 33    (b) $101    (b) $171    (b) $357
        --------------------------------------------------------------------------------------------------------
        Aggressive Growth                                           (a) $ 97    (a) $132    (a) $169    (a) $296
                                                                    (b) $ 27    (b) $ 82    (b) $139    (b) $296
        --------------------------------------------------------------------------------------------------------
        Real Estate                                                 (a) $ 98    (a) $135    (a) $174    (a) $305
                                                                    (b) $ 28    (b) $ 85    (b) $144    (b) $305
        --------------------------------------------------------------------------------------------------------
        Putnam Growth                                               (a) $ 95    (a) $127    (a) $162    (a) $281
                                                                    (b) $ 25    (b) $ 77    (b) $132    (b) $281
        --------------------------------------------------------------------------------------------------------
        Growth/Phoenix                                              (a) $ 93    (a) $122    (a) $154    (a) $265
                                                                    (b) $ 23    (b) $ 72    (b) $124    (b) $265
        --------------------------------------------------------------------------------------------------------
        Alliance Growth                                             (a) $ 93    (a) $121    (a) $152    (a) $262
                                                                    (b) $ 23    (b) $ 71    (b) $122    (b) $262
        --------------------------------------------------------------------------------------------------------
        Venture Value                                               (a) $ 95    (a) $126    (a) $159    (a) $276
                                                                    (b) $ 25    (b) $ 76    (b) $129    (b) $276
        --------------------------------------------------------------------------------------------------------
        Federated Value                                             (a) $ 97    (a) $132    (a) $169    (a) $296
                                                                    (b) $ 27    (b) $ 82    (b) $139    (b) $296
        --------------------------------------------------------------------------------------------------------
        Growth-Income                                               (a) $ 93    (a) $122    (a) $153    (a) $263
                                                                    (b) $ 23    (b) $ 72    (b) $123    (b) $263
        --------------------------------------------------------------------------------------------------------
        Utility                                                     (a) $ 97    (a) $132    (a) $169    (a) $296
                                                                    (b) $ 27    (b) $ 82    (b) $139    (b) $296
        --------------------------------------------------------------------------------------------------------
        Asset Allocation                                            (a) $ 93    (a) $122    (a) $154    (a) $265
                                                                    (b) $ 23    (b) $ 72    (b) $124    (b) $265
        --------------------------------------------------------------------------------------------------------
        Balanced/Phoenix                                            (a) $ 94    (a) $125    (a) $159    (a) $275
                                                                    (b) $ 24    (b) $ 75    (b) $129    (b) $275
        --------------------------------------------------------------------------------------------------------
        SunAmerica Balanced                                         (a) $ 96    (a) $130    (a) $167    (a) $291
                                                                    (b) $ 26    (b) $ 80    (b) $137    (b) $291
        --------------------------------------------------------------------------------------------------------
        Worldwide High Income                                       (a) $ 98    (a) $135    (a) $176    (a) $308
                                                                    (b) $ 28    (b) $ 85    (b) $146    (b) $308
        --------------------------------------------------------------------------------------------------------
        High-Yield Bond                                             (a) $ 94    (a) $123    (a) $155    (a) $268
                                                                    (b) $ 24    (b) $ 73    (b) $125    (b) $268
        --------------------------------------------------------------------------------------------------------
        Corporate Bond                                              (a) $ 96    (a) $129    (a) $165    (a) $288
                                                                    (b) $ 26    (b) $ 79    (b) $135    (b) $288
        --------------------------------------------------------------------------------------------------------
        Global Bond                                                 (a) $ 95    (a) $127    (a) $161    (a) $281
                                                                    (b) $ 25    (b) $ 77    (b) $131    (b) $281
        --------------------------------------------------------------------------------------------------------
        Cash Management                                             (a) $ 92    (a) $119    (a) $148    (a) $253
                                                                    (b) $ 22    (b) $ 69    (b) $118    (b) $253
        ========================================================================================================

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract.

2. For certain Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the lesser of the maximum allowed by any applicable state expense limitations or the following percentages of each Portfolio's average net assets: Aggressive Growth (1.05%); Federated Value (1.05%); SunAmerica Balanced (1.00%); and Utility (1.05%). The adviser also may voluntarily waive or reimburse additional amounts to increase a Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, effective June 3, 1996, the adviser may recoup any waivers or reimbursements within the following two years, provided that the Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.

3. The Examples assume that no transfer fees were imposed. Premium taxes are not reflected.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

            THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN
                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION.

==============================================================================
                        1. THE POLARIS VARIABLE ANNUITY
==============================================================================

An annuity is a contract between you, as the owner, and an insurance company. The contract provides tax deferral for your earnings, as well as a death benefit and a guaranteed income in the form of annuity payments beginning on a date you select. Until you decide to begin receiving annuity payments, your annuity is in the Accumulation Phase. Once you begin receiving annuity payments, your contract switches to the Income Phase. If you die during the Accumulation Phase, the insurance company guarantees a death benefit to your Beneficiary.

The Polaris Variable Annuity Contract is issued by First SunAmerica Life Insurance Company ("First SunAmerica"), a stock life insurance company organized under the laws of the state of New York. Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. First SunAmerica conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., a Maryland corporation.

During the Accumulation Phase, the value of your annuity benefits from tax deferral. This means your earnings accumulate on a tax-deferred basis until you take money out of your contract. The Income Phase occurs if you decide to receive annuity payments. You select the date on which annuity payments are to begin.


The contract is called a variable annuity because you can choose among 25 variable investment Portfolios. Depending upon market conditions, you can make or lose money in any of these Portfolios. If you allocate money to the Portfolios, the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the investment performance of the Portfolio(s) you select. The amount of the annuity payments you receive during the Income Phase from the variable portion of your contract also depends upon the investment performance of the Portfolios you select for the Income Phase.


The contract also contains 5 fixed investment options. Your money will earn interest at the rate set by First SunAmerica. The interest rate is guaranteed by First SunAmerica for the time you agree to leave your money in the fixed investment option. We currently offer fixed investment options for 1, 3, 5, 7 and 10 year periods. If you allocate money to the fixed investment options, the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the total interest credited to your contract. An adjustment to your contract will apply to withdrawals or transfers from the 3, 5, 7 and 10 year fixed investment options prior to the end of the selected period. The amount of annuity payments you receive during the Income Phase from the fixed portion of your contract will remain level for the entire Income Phase.

===============================================================================
                           2. ANNUITY INCOME OPTIONS
===============================================================================

When you switch to the Income Phase, you will receive regular income payments under the contract. Annuity payments will be made on a monthly basis unless you request in writing that payments be made on a quarterly, semiannual or annual basis. You can choose to have your annuity payments sent to you by check or electronically wired to your bank.

You select the date on which annuity payments are to begin, which must be the first day of a month and must be at least two years after the date your contract is issued. We call this the Annuity Date. You may change your Annuity Date at least seven days prior to the date that your payments are to begin. However, annuity payments must begin by your 90th birthday. If no Annuity Date is selected, annuity payments will begin on your 90th birthday. If the Annuity Date is past your 85th birthday, it is possible that the contract would not be treated as an annuity and you may incur adverse tax consequences.


The Annuitant is the person on whose life annuity payments are based. You may change the Annuitant at any time prior to the Annuity Date if you are an individual designated as the owner of the contract. You may also designate a second person on whose life annuity payments are based. If the Annuitant dies before the Annuity Date, you must notify us and designate a new Annuitant.


If you do not choose an annuity income option, annuity payments will be made in accordance with option 4 (below) for 10 years. If the annuity payments are for joint lives, then we will make payments in accordance with option 3. We may pay the annuity in one lump sum if your contract is less than $5,000, if permitted by state law. Likewise, if your annuity payments would be less than $50 monthly, we have the right to change the frequency of your payment to be on a quarterly, semiannual or annual basis so that your annuity payments are at least $50. Annuity payments will be made to you unless you designate another person to receive them. In that case, you must notify us in writing at least thirty days before the Annuity Date. You will remain fully responsible for any taxes related to the annuity payments.

The contract offers 5 annuity income options. Other annuity income options may be available in the future.

     OPTION 1 - LIFE INCOME

Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR ANNUITY

Under this option, we will make annuity payments as long as the Annuitant and a designated second person are alive. Upon the death of either person, we will continue to make annuity payments so long as the survivor is alive. You choose the amount of the annuity payments to the survivor, which can be equal to 100%, 66.66% or 50% of the full amount. Annuity payments stop upon the death of the survivor.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to option 2 above, with the additional guarantee that payments will be made for at least 10 years. If the Annuitant and designated second person die before all guaranteed payments have been made, the rest will be made to the Beneficiary.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to option 1 above, with the additional guarantee that payments will be made for at least 10 or 20 years, as selected by you. Under this option, if the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

Under this option, we will make annuity payments for any period of time from 5 to 30 years, as selected by you. However, the period must be for full 12-month periods. Under this option, if the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. This option does not contain an element of mortality risk. Therefore, you will not get the benefit of the mortality component of the mortality and expense risk charge if this option if selected.

ALLOCATION OF ANNUITY PAYMENTS

On the Annuity Date, if your money is invested in the fixed investment options, your annuity payments will be fixed in amount. If your money is invested in the variable Portfolios, your annuity payments will vary depending on the investment performance of the Portfolios. If you have money in the fixed and variable investment options, your annuity payments will be based on the investment allocations. You may not convert between fixed and variable payments once annuity payments begin.

ANNUITY PAYMENTS

If you choose to have any portion of your annuity payments come from the variable Portfolios, the dollar amount of your payment will depend upon three things: (1) the value of your contract in the Portfolios on the Annuity Date,
(2) the 3.5% assumed investment rate used in the annuity table for the contract and (3) the performance of the Portfolios you selected. If the actual performance exceeds the 3.5% assumed rate, your annuity payments will increase. Similarly, if the actual rate is less than 3.5%, your annuity payments will decrease. The SAI contains detailed information and sample calculations.

TRANSFERS DURING THE INCOME PHASE

Transfers are subject to the same limitations as transfers during the Accumulation Phase. (See "Investment Options -- Transfers During the Accumulation Phase"). However, you can only make one transfer each month. You may not transfer money from the fixed investment options to the variable Portfolios or from the variable Portfolios to the fixed investment options during the Income Phase. You may transfer money among the variable Portfolios.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by state law. Interest will be credited to you during the deferral period.

===============================================================================
                            3. PURCHASING A POLARIS
                                VARIABLE ANNUITY
===============================================================================

A Purchase Payment is the money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it. You can purchase a Non-qualified contract with a minimum initial investment of $5,000 and a Qualified contract with a minimum initial investment of $2,000. The maximum we accept is $1,000,000 without prior approval. Payments in amounts of $500 or more may be added to your Non-qualified contract ($250 or more for Qualified contracts) at any time during the Accumulation Phase. You can make scheduled subsequent Purchase Payments of $20 or more per month by enrolling in the Automatic Payment Plan.

We may refuse any Purchase Payment. In general, we will not issue a Non-qualified contract to anyone who is older than age 80 or a Qualified contract to anyone who is age 70 1/2 or older unless you can show that the minimum distributions required by the IRS are being made.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, you will allocate your Purchase Payment to the variable investment Portfolios and/or the fixed investment options. If you make additional Purchase Payments, we will allocate them in the same way unless you tell us otherwise.

Once we receive your Purchase Payment and a complete application at our principal place of business, we will issue your contract and allocate your first Purchase Payment within two business days. If you do not give us all the necessary information, we will contact you to obtain it. If we are unable to complete this process within five business days, we will either send back your money or get your permission to keep it until we get all the necessary information.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the Portfolio(s) you choose. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit, which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.

The value of an Accumulation Unit is determined each day that the New York Stock Exchange ("NYSE") is open. We calculate an Accumulation Unit value for each Portfolio after the NYSE closes each day. We do this by:

     (1) determining the total value of money invested in the particular Portfolio;

     (2) subtracting from that amount any insurance charges and any other charges such as taxes; and

     (3) dividing this amount by the number of outstanding Accumulation Units.

The value of an Accumulation Unit may go up or down from day to day. When you make a Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to a Portfolio by the value of the Accumulation Unit for that Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You want the money to go to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.252 Accumulation Units for the Global Bond Portfolio.

FREE LOOK

If you change your mind about owning this contract, you can cancel it within ten days after receiving it by mailing it back to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. You will receive back the greater of whatever your contract is worth on the day we receive your request or your Purchase Payment.

===============================================================================
                             4. INVESTMENT OPTIONS
===============================================================================

VARIABLE INVESTMENT OPTIONS


The contract offers 25 variable investment Portfolios which invest in shares of the Anchor Series Trust or the SunAmerica Series Trust. These Portfolios are listed below. Additional Portfolios may be available in the future. SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of SunAmerica Inc., is the investment adviser for both Trusts. The Trusts serve as underlying investments for other variable contracts sold by First SunAmerica, its affiliate, Anchor National Life Insurance Company, and other unaffiliated insurance companies. Neither First SunAmerica nor the Trusts believes offering shares of the Trusts in this manner will be disadvantageous to you. We will monitor the Trusts for any conflicts that may arise between contract owners. Additional information is contained in the prospectuses for the Trusts.


    ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. Anchor Series Trust has Portfolios in addition to those listed below which are not available for investment under the contract. The 4 available Portfolios are:

   MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
       - Capital Appreciation Portfolio
       - Growth Portfolio
       - Natural Resources Portfolio
       - Government and Quality Bond Portfolio

    SUNAMERICA SERIES TRUST


Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. The 21 Portfolios and the subadvisers are:


   MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
       - Global Equities Portfolio
       - Alliance Growth Portfolio
       - Growth-Income Portfolio

   MANAGED BY DAVIS SELECTED ADVISERS, L.P.
       - Venture Value Portfolio
       - Real Estate Portfolio

   MANAGED BY FEDERATED INVESTORS
       - Federated Value Portfolio
       - Utility Portfolio
       - Corporate Bond Portfolio
   MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/ GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
       - Asset Allocation Portfolio
       - Global Bond Portfolio
   MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.
       - International Diversified Equities Portfolio
       - Worldwide High Income Portfolio
   MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
       - Growth/Phoenix Investment Counsel Portfolio
       - Balanced/Phoenix Investment Counsel Portfolio

   MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
       - Putnam Growth Portfolio
       - International Growth and Income Portfolio
       - Emerging Markets Portfolio

   MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
       - Aggressive Growth Portfolio
       - SunAmerica Balanced Portfolio
       - High-Yield Bond Portfolio
       - Cash Management Portfolio

YOU SHOULD READ THE PROSPECTUSES FOR THE ANCHOR SERIES TRUST AND THE SUNAMERICA SERIES TRUST CAREFULLY BEFORE INVESTING. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE PORTFOLIOS AND ARE ATTACHED TO THIS PROSPECTUS.

FIXED INVESTMENT OPTIONS


The contract also offers 5 fixed investment options. We currently offer fixed investment options for 1, 3, 5, 7 and 10 year periods. The fixed investment options offer interest rates that are guaranteed by First SunAmerica. Interest rates may differ from time to time due to changes in market conditions but will not be less than 3%. The interest rates offered for a specified period for new Purchase Payments may differ from the interest rates offered for money already in the fixed investment option. Once an interest rate is established, it will not change during the specified period. The interest rates are set at First SunAmerica's sole discretion.


If you have money allocated to the 1, 3, 5, 7 or 10 year fixed investment options, you can renew for another 1, 3, 5, 7 or 10 year period or put your money into one or more of the variable Portfolios after the end of the specified period. Unless you specify otherwise before the end of the period, we will keep your money in the fixed investment option for the same period you previously selected. You will receive the interest rate then in effect.


     MARKET VALUE ADJUSTMENT


NOTE: THE FOLLOWING DISCUSSION APPLIES TO THE 3, 5, 7 AND 10 YEAR FIXED INVESTMENT OPTIONS ONLY.

If you take your money out of the fixed investment options (whether by withdrawal, transfer or annuitization) before the end of the specified period, we will make an adjustment to the value of your contract. This adjustment, called a "market value adjustment," can increase or decrease the value of your contract. The market value adjustment reflects the differing interest rate environments between the time you put your money into the fixed investment option and the time you take your money out of the fixed investment option.

We calculate the market value adjustment by comparing the interest rate you received on the money you put into the fixed investment option against the interest rate we are currently offering to contract owners for the period of time remaining in the specified period. If we do not offer an interest rate for that period, the interest rate will be determined by linear interpolation between interest rates for the two nearest periods that are available.

Generally, if interest rates have dropped between the time you put your money into the fixed investment option and the time you take it out, there will be a positive adjustment to the value of your contract. Conversely, if interest rates have increased between the time you put your money into the fixed investment option and the time you take it out, there will be a negative adjustment to the value of your contract.

If the market value adjustment is negative, it will be assessed first against any money remaining in the fixed investment option and then against the money you take out of the fixed investment option. If the market value adjustment is positive, it will be added to the amount you take out of the fixed account.


We will not assess a negative market value adjustment to the value of your contract for money in the 1-year fixed investment option. The 1-year fixed investment option is not registered under the Securities Act of 1933 and is not subject to other provisions of the Investment Company Act of 1940.


Appendix B provides more information about how we calculate the market value adjustment and gives some examples of the impact of the adjustment.

TRANSFERS DURING THE ACCUMULATION PHASE

You can transfer money among the Portfolios and the fixed investment options by written request or by telephone. You can make fifteen transfers every year without charge. We measure a year from the anniversary of the day we issued your contract. If you make more than 15 transfers in a year, there is a $25 transfer fee for each transfer thereafter.

The minimum amount you can transfer is $100. You cannot make a partial transfer if the value of the Portfolio from which the transfer is being made would be less than $100 after the transfer. Your request for transfer must clearly state which investment options are involved and the amount. We will accept transfers by telephone unless you specify otherwise on your contract application. We have in place procedures to provide reasonable assurance that instructions given to us by telephone are genuine. Thus, we disclaim all liability for any claim, loss or expense from any error. If we fail to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to modify, suspend or terminate the transfer provisions at any time. We also reserve the right to waive the $100 minimum amount for Dollar Cost Averaging and Asset Allocation Rebalancing.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging Program allows you to systematically transfer a set amount or percentage from one variable Portfolio or the 1-year fixed investment option to any other variable Portfolio(s). You can also select to transfer the entire value in a variable Portfolio or the 1-year fixed investment option in a stated number of transfers. Transfers may be on a monthly, quarterly, semiannual or annual basis. You can change the amount or frequency at any time by notifying us in writing. The minimum amount that can be transferred is $100.

By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, there is no assurance that you will make a greater profit. You are still subject to loss in a declining market. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels. You should consider your financial ability to continue to invest through periods of fluctuating prices.

Transfers under the program are included as part of your 15 free transfers each year. We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

---------------------------------------
             ACCUMULATION     UNITS
  QUARTER        UNIT       PURCHASED
---------------------------------------
     1          $ 7.50         100
     2          $ 5.00         150
     3          $10.00          75
     4          $ 7.50         100
     5          $ 5.00         150
     6          $ 7.50         100
---------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over the six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high.

ASSET ALLOCATION REBALANCING PROGRAM


Once your money has been allocated among the investment options, the earnings may cause the percentage invested in each investment option to differ from your original allocations. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Asset Allocation Rebalancing Program. Rebalancing may be on a calendar quarter, semiannual or annual basis. Rebalancing will occur on the last business day of the month for the period you selected.


Transfers under the program are not counted against your 15 free transfers each year. We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to allocate Purchase Payments to a fixed investment option and one or more variable Portfolios without any market risk to your principal. You decide how much you want to invest and when you would like a return of your principal. We will calculate how much of your Purchase Payment needs to be allocated to the 1, 3, 5, 7 or 10 year fixed investment options to ensure that this money will grow to equal the full amount of your Purchase Payment by the end of the selected period. The rest of your Purchase Payment may then be divided among the variable Portfolios where it has the potential to achieve greater growth.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 7% interest rate, we will allocate $62,275 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $37,725 may be allocated among the variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

First SunAmerica is the legal owner of the Trusts' shares. However, when a Portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION

If any of the Portfolios you selected are no longer available, we may be required to substitute shares of another Portfolio. We will seek prior approval of the SEC and give you notice before doing this.

===============================================================================
                                  5. EXPENSES
===============================================================================

There are charges and other expenses associated with the contract that will reduce your investment return. These charges and expenses are described below.

INSURANCE CHARGES

Each day, we make a deduction for our insurance charges. This is done as part of our calculation of the value of the Accumulation Units during the Accumulation Phase and the Annuity Units during the Income Phase. The insurance charges consist of the mortality and expense risk and the distribution expense charge.

     MORTALITY AND EXPENSE RISK CHARGE

This charge is equal, on an annual basis, to 1.37% of the daily value of the contract invested in a Portfolio. This charge is for our obligation to make annuity payments, to provide the death benefits and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

If the charges under the contract are not sufficient, we will bear the loss. We will not increase this charge. We may use any profits from this charge to pay for the costs of distributing the contract.

     DISTRIBUTION EXPENSE CHARGE

This charge is equal, on an annual basis, to .15% of the daily value of the contract invested in a Portfolio. This charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support, and maintaining contract records. If this charge is not enough to cover the costs of distributing the contract, we will bear the loss.

WITHDRAWAL CHARGES

Withdrawals in excess of your free withdrawal amount, as described in more detail under "Access To Your Money," will be assessed a withdrawal charge. You will not receive the benefit of any free withdrawal amount if you withdraw your entire contract value.

We keep track of each Purchase Payment and assess a charge based on the length of time a Purchase Payment is in your contract before it is withdrawn. After a Purchase Payment has been in your contract for seven years, no withdrawal charges are assessed on withdrawals of that Purchase Payment.

The withdrawal charge is assessed as a percentage of the Purchase Payment you withdraw, which declines each year the Purchase Payment is in the contract as follows:

---------------------------------------------------------------------
 YEAR             1      2      3      4      5      6      7     8+
---------------------------------------------------------------------
 WITHDRAWAL      7%     6%     5%     4%     3%     2%     1%     0%
 CHARGE
---------------------------------------------------------------------

If the withdrawal is for only part of the contract, we will deduct the withdrawal charge from the remaining value in your contract. For purposes of calculating the withdrawal charge, we treat withdrawals as coming from the oldest Purchase Payment first. However, for tax purposes, earnings are considered withdrawn first.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or for annuity payments during the Income Phase.

INVESTMENT CHARGES

If you have money allocated to the variable Portfolios, there are deductions from and expenses paid out of the assets of the various Portfolios. These investment charges are summarized in the Fee Tables. For more detailed information, you should refer to the prospectuses for the Anchor Series Trust and the SunAmerica Series Trust.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we will deduct a $30 contract maintenance fee from your contract on each contract anniversary. This fee is for expenses incurred to establish and maintain your contract. This fee cannot be increased. If you make a complete withdrawal from your contract, the entire contract maintenance fee will be deducted prior to the withdrawal.

We will not deduct the contract maintenance fee if the value of your contract is $50,000 or more when the deduction is to be made. We may discontinue this practice at any time.

TRANSFER FEE

You can make 15 free transfers every year. We measure a year from the day we issue your contract. If you make more than 15 transfers a year, we will deduct a $25 transfer fee on each subsequent transfer.

INCOME TAXES

Although we do not currently deduct any income taxes borne under your contract, we reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CERTAIN CHARGES

We will reduce or eliminate the amount of certain insurance charges when the contract is sold to groups of individuals under circumstances which reduce its sales expenses. We will determine the eligibility of such groups by considering the following factors: (1) the size of the group; (2) the total amount of Purchase Payments we expect to receive from the group; (3) the nature of the purchase and the persistency we expect in that group; (4) the purpose of the purchase and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which we believe to be relevant in determining whether reduced sales expenses may be expected.

===============================================================================
                                    6. TAXES
===============================================================================

NOTE: WE HAVE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE. YOU ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF THE ANNUITY.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, you will not be taxed on the earnings in your annuity contract until you take the money out. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

If you do not purchase your contract under a pension plan, specially sponsored program or an individual retirement account, your contract is referred to as a Non-qualified contract and receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, specially sponsored program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Annuities, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.

TAX TREATMENT OF DISTRIBUTIONS --
NON-QUALIFIED CONTRACTS

If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For annuity payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC further provides for a 10% tax penalty on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) by your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS --
QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract or on any earnings and therefore, any amount you take out as a withdrawal or as annuity payments will be taxable income. The IRC further provides for a 10% tax penalty on any withdrawal or annuitization paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) by your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; and, except in the case of an IRA as to the following (5) after you separate from service after attaining age 55; (6) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; and (7) to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2;
(2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) in the case of hardship. In the case of hardship, the owner can only withdraw an amount equal to Purchase Payments and not any earnings.

DIVERSIFICATION

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity in order to be treated as a variable annuity for tax purposes. We believe that the variable Portfolios are being managed so as to comply with these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not First SunAmerica, would be considered the owner of the shares of the Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among portfolios or the number and type of portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the variable investment Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

===============================================================================
                            7. ACCESS TO YOUR MONEY
===============================================================================

Under your contract, money can be accessed in the following ways: (1) by making a withdrawal, either for a part of the value of your contract or for the entire value of your contract during the Accumulation Phase; (2) by receiving annuity payments during the Income Phase; and (3) when a death benefit is paid to your Beneficiary.

Generally, withdrawals are subject to a withdrawal charge, a market value adjustment if the money is withdrawn from the 3, 5, 7 or 10 year fixed investment options and, if you withdraw your entire contract value, a contract maintenance fee. (See "Expenses" for more complete information).

Your contract provides for a free withdrawal amount. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, the first withdrawal of the year will be free of a withdrawal charge if it does not exceed the greater of: (1) earnings in your contract as of the date you make the withdrawal or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any withdrawals made during the year.


The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which are both no longer subject to a withdrawal charge and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value. As a result, you will not receive the benefit of any free withdrawal amounts if you make a complete withdrawal of your contract.


If you make a complete withdrawal, you will receive the value of your contract, less any applicable fees and charges, as calculated on the day following receipt by us at our principal place of business of a complete withdrawal request. Your contract must be submitted as well.

Under most circumstances, partial withdrawals must be for a minimum of $1,000. We require that the value left in any Portfolio or the fixed investment option be at least $100 after the withdrawal. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Portfolio and the fixed investment option in which your contract is invested. You must send a written withdrawal request to us prior to any withdrawal being made.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading on the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from the fixed investment option for the period permitted by law but not for more than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

This program allows you to receive either monthly, quarterly, semiannual or annual checks during the Accumulation Phase. You can also choose to have systematic withdrawals electronically wired to your bank account. The minimum amount of each withdrawal is $250. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. There is no charge for participating in this program.

This program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

WITHDRAWAL CHARGES, MARKET VALUE ADJUSTMENTS, INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals and (2) no Purchase Payments have been made during the past three years. We will provide you with sixty days written notice and distribute the contract's remaining value to you.

===============================================================================
                                 8. PERFORMANCE
===============================================================================

From time to time we may advertise the Cash Management Portfolio's yield and effective yield. In addition, the other variable investment Portfolios may also advertise total return, gross yield and yield to maturity information. These figures are based on historical data and are not intended to indicate future performance.

For periods starting prior to the date the contracts were first offered, the performance will be derived from the performance of the corresponding portfolios of the Trusts, modified to reflect Polaris' charges and expenses as if the contracts had been in existence during the period stated in the advertisement. Thus, these figures should not be construed to reflect actual historic performance.

We will calculate total return by determining the percentage change in value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of any applicable withdrawal charges, insurance charges, investment charges and the contract maintenance fee. We may also include in advertisements total return figures which do not reflect the deduction of the contract maintenance fee and/or the withdrawal charges.

At times First SunAmerica may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations.

The performance of each Portfolio may also be measured against unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia, and Far East Index (EAFE) and the Morgan Stanley Capital International World Index, and may be compared to that of other variable annuities with similar objectives and policies as reported by independent rating services such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Reporting Data Service.

More detailed information on the method used to calculate performance for the Portfolios is contained in the SAI.

===============================================================================
                                9. DEATH BENEFIT
===============================================================================


If you should die during the Accumulation Phase of your contract, we will pay a death benefit to your Beneficiary.

For contracts issued prior to April 28, 1997, the death benefit is the greater of:

     (1) the value of your contract at the time we receive adequate proof of death, or
     (2) total Purchase Payments less any withdrawals.

After your seventh contract anniversary, the death benefit is the greater of (1) or (2) above or:
   (3) the value of your contract on the day before your last contract anniversary less any withdrawals plus any additional Purchase Payments since that date, or

     (4) the death benefit on the day before your last contract anniversary less any withdrawals since that anniversary.

For contracts issued on or after April 28, 1997, the death benefit is the greater of:

     (1) the value of your contract at the time we receive adequate proof of death,

     (2) total Purchase Payments less any withdrawals, or

     (3) the maximum of the anniversary values prior to your 81st birthday. The anniversary value is equal to the value of your contract on each contract anniversary less any withdrawals plus any additional Purchase Payments since that anniversary.


The death benefit is not paid after you switch to the Income Phase. During the Income Phase, your Beneficiary(ies) will receive any remaining guaranteed annuity payments in accordance with the annuity option you choose.

You may select the Beneficiary(ies) to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

The death benefit is immediately payable under the contract. However, in any event, the entire death benefit must be paid within five years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity. If the Beneficiary elects an annuity option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract at the then current value, in which case he or she will not receive the death benefit.

The death benefit will be paid out when we receive adequate proof of death: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or
(4) any other proof satisfactory to us. We may also require additional documentation or proof in order for the death benefit to be paid. If the Beneficiary does not make a specific election within sixty days of our receipt of such proof of death, the death benefit will be paid in a lump sum.

===============================================================================
                             10. OTHER INFORMATION
===============================================================================

FIRST SUNAMERICA


First SunAmerica and its affiliates, SunAmerica Life Insurance Company, Anchor National Life Insurance Company, CalFarm Life Insurance Company, SunAmerica Asset Management Corp., Imperial Premium Finance, Inc., Resources Trust Company and three broker-dealers, offer a full line of financial services, including fixed and variable annuities, mutual funds, premium finance, broker-dealer and trust administration services. First SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc. First SunAmerica is licensed to do business in the states of New York, Nebraska and New Mexico.


THE SEPARATE ACCOUNT

First SunAmerica originally established a separate account, FS Variable Separate Account, under New York law on September 9, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

First SunAmerica owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business First SunAmerica may conduct. Income, gains and losses (realized and unrealized) resulting from the assets in the separate account are credited to or charged against the separate account without regard to other income, gains or losses of First SunAmerica.

THE GENERAL ACCOUNT

If you put your money into the fixed investment options, it goes into First SunAmerica's general account. The general account is made up of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract owners as well as all creditors. The general account is invested in assets permitted by state insurance law.

DISTRIBUTION


The contract is sold through registered representatives of broker-dealers. Commissions are paid to registered representatives for the sale of contracts. Commissions are not expected to exceed 6.5% of your Purchase Payment. Under some circumstances, we may pay a persistency bonus in addition to standard commissions. Usually the standard commission is lower when we pay a persistency bonus, which is not anticipated to exceed .65% annually. Commissions paid to registered representatives are not directly deducted from your Purchase Payment.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 acts as the distributor of the contracts. SunAmerica Capital Services, Inc., an affiliate of First SunAmerica, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

ADMINISTRATION

We are responsible for all the administrative servicing of your contract. Please contact First SunAmerica's Annuity Service Center at the telephone number and address provided in the profile section of this prospectus if you have any comment, question or service request.

We will send out transaction confirmations and quarterly statements. Please review these documents carefully and notify us of any inaccuracies immediately. We will investigate all questions and, to the extent we have made an error, we will retroactively adjust your contract provided you have notified us within thirty days of receiving the transaction confirmation or quarterly statement, as applicable. All other adjustments will be made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the separate account. First SunAmerica and its subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, are not of material importance to their respective total assets or material with respect to the separate account.

CUSTODIAN


State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. First SunAmerica pays State Street Bank for services based on a schedule of fees.


ADDITIONAL INFORMATION

First SunAmerica is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. In accordance with such requirements, we file reports and other information with the SEC. Such reports and other information we file can be inspected and copied. Copies can be obtained at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, or at the regional offices in Chicago and New York. The addresses of these regional offices are as follows: 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material also can be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fees prescribed by the rules and regulations of the SEC at prescribed rates.

Registration statements have been filed with the SEC, Washington, D.C., under the Securities Act of 1933 as amended, relating to the contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statements and the exhibits filed as part of the registration statements Reference should be made to such registration statements and exhibits for further information concerning the separate account, First SunAmerica and its general account, the Portfolios and the contract.

SELECTED FINANCIAL INFORMATION

The following selected financial information of First SunAmerica, insofar as it relates to each of the fiscal years 1992 - 1996, has been derived from audited annual financial statements, including the balance sheets at September 30, 1995 and 1996 and the related statements of income and of cash flows for each of the three years in the period ended September 30, 1996 and the notes thereto appearing elsewhere herein. The information for the three months ended December 31, 1995 and 1996 has been derived from unaudited financial information also appearing herein and which, in the opinion of management, includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for the unaudited interim periods.

This information should be read in conjunction with the financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations, both of which follow this selected information.

                                                                                             THREE MONTHS ENDED
                                               YEARS ENDED SEPTEMBER 30,                        DECEMBER 31,
                                --------------------------------------------------------    --------------------
                                  1992        1993        1994        1995        1996        1995        1996
                                --------    --------    --------    --------    --------    --------    --------
                                                                 (IN THOUSANDS)
RESULTS OF OPERATIONS
Net investment income.........  $  2,368    $  1,161    $  1,892    $  2,784    $  2,798    $    683    $    636
Net realized investment gains
  (losses)....................     3,489       1,932         445      (1,348)       (539)       (631)        459
Variable annuity fee income...        40         240         382         412         690         126         292
General and administrative
  expenses....................    (1,224)     (1,066)     (1,040)     (1,088)     (1,404)       (387)       (319)
Amortization of deferred
  acquisition costs...........    (2,356)       (220)         --        (300)       (500)       (126)       (302)
Other income and expenses.....       561        (342)         58         245         126         (10)         14
                                --------    --------    --------    --------    --------    --------    --------
PRETAX INCOME (LOSS)..........     2,878       1,705       1,737         705       1,171        (345)        780
Income tax benefit
  (expense)...................    (1,210)       (829)       (655)       (182)       (448)        128        (316)
                                --------    --------    --------    --------    --------    --------    --------
INCOME (LOSS) BEFORE
  CUMULATIVE EFFECT OF CHANGE
  IN ACCOUNTING FOR INCOME
  TAXES.......................     1,668         876       1,082         523         723        (217)        464
Cumulative effect of change in
  accounting for income
  taxes.......................        --          --        (725)         --          --          --          --
                                --------    --------    --------    --------    --------    --------    --------
NET INCOME (LOSS).............  $  1,668    $    876    $    357    $    523    $    723    $   (217)   $    464
                                ========    ========    ========    ========    ========    ========    ========

                                                    AT SEPTEMBER 30,                          AT DECEMBER 31,
                                --------------------------------------------------------    --------------------
                                  1992        1993        1994        1995        1996        1995        1996
                                --------    --------    --------    --------    --------    --------    --------
                                                                  (IN THOUSANDS)
FINANCIAL POSITION
Investments...................  $111,353    $ 85,130    $ 78,928    $121,218    $153,237    $126,575    $172,392
Variable annuity assets.......     8,836      24,695      26,390      32,760      68,901      35,598      85,426
Deferred acquisition costs....     1,297       2,540       5,651       6,491      12,127       7,036      14,627
Deferred income taxes
  receivable..................       835       1,031         886          --          --          --          --
Other assets..................     1,527       3,876       2,282       2,688       2,603       2,310       2,956
                                --------    --------    --------    --------    --------    --------    --------
TOTAL ASSETS..................  $123,848    $117,272    $114,137    $163,157    $236,868    $171,519    $275,401
                                ========    ========    ========    ========    ========    ========    ========
Reserves for fixed annuity
  contracts...................  $ 59,400    $ 68,228    $ 66,881    $106,332    $140,613    $110,592    $162,771
Variable annuity liabilities..     8,836      24,695      26,390      32,760      68,901      35,598      85,426
Other reserves, payables and
  accrued liabilities.........    34,690       1,220       1,051       2,003       2,784       1,888       1,105
Deferred income taxes.........        --          --          --         244       1,350         885       1,902
Shareholder's equity..........    20,922      23,129      19,815      21,818      23,220      22,556      24,197
                                --------    --------    --------    --------    --------    --------    --------
TOTAL LIABILITIES AND
  SHAREHOLDER'S EQUITY........  $123,848    $117,272    $114,137    $163,157    $236,868    $171,519    $275,401
                                ========    ========    ========    ========    ========    ========    ========

MANAGEMENT DISCUSSION AND ANALYSIS

Management's discussion and analysis of financial condition and results of operations of First SunAmerica for the three years in the period ended September 30, 1996 follows. In connection with, and because it desires to take advantage of, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, First SunAmerica cautions readers regarding certain forward-looking statements contained in the following discussion and elsewhere in this report and in any other statements made by, or on behalf of, First SunAmerica, whether or not in future filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. In particular, statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements contained in this report which represent First SunAmerica's beliefs concerning future or projected levels of sales of First SunAmerica's products, investment spreads or yields, or the earnings or profitability of First SunAmerica's activities.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond First SunAmerica's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, First SunAmerica. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to First SunAmerica specifically, such as credit, volatility and other risks associated with First SunAmerica's investment portfolio, and other factors. Investors are also directed to consider other risks and uncertainties discussed in documents filed by First SunAmerica with the SEC. First SunAmerica disclaims any obligation to update forward-looking information.

RESULTS OF OPERATIONS FOR THE FISCAL YEARS 1994, 1995 AND 1996

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING FOR INCOME TAXES totaled $0.7 million in 1996, compared with $0.5 million in 1995 and $1.1 million in 1994. The cumulative effect of the change in accounting for income taxes resulting from the 1994 implementation of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," amounted to a nonrecurring non-cash charge of $0.7 million. Accordingly, net income amounted to $0.4 million in 1994.

PRETAX INCOME totaled $1.2 million in 1996, $0.7 million in 1995 and $1.7 million in 1994. The $0.5 million increase in 1996 over 1995 primarily resulted from a decline in net realized investment losses, partially offset by increased general and administrative expenses. The $1.0 million decline in 1995 over 1994 primarily resulted from net realized investment losses incurred, partially offset by an increase in net investment income.

NET INVESTMENT INCOME, which is the spread between the income earned on invested assets and the interest paid on fixed annuities and other interest-bearing liabilities, totaled $2.8 million in each of 1996 and 1995, compared with $1.9 million in 1994. These amounts represent 2.08% on average invested assets (computed on a daily basis) of $134.5 million in 1996, 2.70% on average invested assets of $103.2 million in 1995 and 2.24% on average invested assets of $84.5 million in 1994.

Net investment income also includes the effect of income earned on the excess of average invested assets over average interest-bearing liabilities. This excess amounted to $13.8 million in 1996, $17.6 million in 1995 and $17.4 million in 1994. The difference between First SunAmerica's yield on average invested assets and the rate paid on average interest bearing liabilities was 1.47% in 1996, 1.69% in 1995 and 1.13% in 1994.

Investment income and the related yield on average invested assets totaled $10.0 million and 7.40% in 1996, compared with $7.8 million and 7.59% in 1995 and $5.5 million and 6.54% in 1994. Investment income increased primarily as a result of higher levels of average invested assets, offset in 1996 by a slight decline in portfolio yields. The higher yield in 1995 reflected the effects of both higher short-term interest rates and extension fee income earned on certain bonds.

Total interest expense aggregated $7.2 million in 1996, $5.0 million in 1995 and $3.6 million in 1994. The average rate paid on fixed annuity contracts was 5.93% in 1996, 5.90% in 1995 and 5.41% in 1994. Fixed annuity contracts averaged $120.6 million in 1996, $85.5 million in 1995 and $67.2 million in 1994. The increase in the average rate paid on fixed annuities during 1996 and 1995 from that paid during 1994 primarily resulted from increased average crediting rates on First SunAmerica's new fixed annuity contracts relative to those issued in 1994 to maintain a generally competitive market rate in a higher interest rate environment.

The growth in average invested assets since 1994 reflects sales of First SunAmerica's fixed-rate products (including the fixed accounts of variable annuity products). Fixed annuity premiums totaled $45.4 million in 1996, $51.7 million in 1995 and $7.8 million in 1994. These premiums include premiums for the fixed accounts of variable annuities totaling $41.2 million, $2.9 million and $0.5 million, respectively. The increased premiums for the fixed accounts of variable annuities in 1996 resulted primarily from greater inflows into the one-year fixed account of First SunAmerica's Polaris variable annuity product.

NET REALIZED INVESTMENT LOSSES totaled $0.5 million in 1996 and $1.3 million in 1995, compared to net realized investment gains of $0.4 million in 1994. Net realized investment losses include impairment writedowns of $0.1 million in 1996, which were applied to defaulted bonds. Therefore, net losses from sales of investments totaled $0.4 million in 1996. There were no impairment writedowns for 1995 and 1994.

Net losses from sales of investments in 1996 include $0.3 million of net losses realized on $80.0 million of sales of bonds. Net losses on sales of investments in 1995 include $1.2 million of net losses realized on $46.3 million of sales of mortgage-backed securities ("MBSs"). Net gains on sales of investments in 1994 were also related to sales of MBSs. Sales of investments are generally made to maximize total return.

VARIABLE ANNUITY FEES are based on the market value of assets supporting variable annuity contracts in separate accounts. Such fees totaled $0.7 million in 1996 and $0.4 million in both 1995 and 1994. The increase in variable annuity fees in 1996 reflects the growth in average variable annuity assets, principally due to the receipt of variable annuity premiums and increased market values, partially offset by surrenders. Variable annuity assets averaged $46.2 million during 1996, $27.8 million during 1995 and $26.1 million during 1994. Variable annuity premiums, which exclude premiums allocated to the fixed accounts of variable annuity products, totaled $28.6 million in 1996, $5.9 million in 1995 and $5.7 million in 1994. The increase in premiums in 1996 was due to the introduction of two new products during March and December 1995. First SunAmerica has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future.

SURRENDER CHARGES on fixed and variable annuities totaled $221,000 in 1996, $194,000 in 1995 and $367,000 in 1994. Surrender charges generally are assessed on annuity withdrawals at declining rates during the first five to seven years of the contract. Withdrawal payments, which include surrenders and lump-sum annuity benefits, totaled $12.7 million in 1996, $17.7 million in 1995 and $12.9 million in 1994. These payments represent 8.1%, 16.9% and 15.0%, respectively, of average fixed and variable annuity reserves. Withdrawals include variable annuity payments from the separate accounts totaling $2.8 million in 1996, $3.6 million in 1995 and $2.4 million in 1994, and represent 6.2%, 12.9% and 9.3%, respectively, of average variable annuity liabilities. Variable annuity withdrawal rates declined in 1996 principally as a result of significant growth in the variable annuity separate accounts, while the increase in 1995 was primarily due to the maturing of an older block of business. Fixed annuity surrenders totaled $9.9 million in 1996, $14.1 million in 1995 and $10.5 million in 1994. Fixed annuity surrenders decreased in 1996 primarily due to unusually high surrenders in 1995, which resulted from a block of policies coming off surrender charge restrictions. Management anticipates that withdrawal rates will stabilize for the foreseeable future at moderately higher levels than the current rates.

GENERAL AND ADMINISTRATIVE EXPENSES totaled $1.4 million in 1996, compared with $1.1 million in 1995 and $1.0 million in 1994. Expenses remain closely controlled through a company-wide cost containment program and represent approximately 1% of average total assets.

AMORTIZATION OF DEFERRED ACQUISITION COSTS increased to $0.5 million in 1996 from $0.3 million in 1995. There was no amortization in 1994. These increases in amortization were primarily due to additional fixed and variable annuity sales and the subsequent amortization of related deferred commissions and other acquisition costs.

ANNUAL COMMISSIONS represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of First SunAmerica's annuity contracts. Annual commissions totaled $19,000 in 1996, $33,000 in 1995 and $30,000 in 1994.
Based on current sales, First SunAmerica estimates that such annual commissions will increase in future periods.

INCOME TAX EXPENSE totaled $0.4 million in 1996, $0.2 million in 1995 and $0.7 million in 1994, representing effective tax rates of 38% in 1996, 26% in 1995 and 38% in 1994. The lower tax rate in 1995 reflects a prior period state income tax benefit.

FINANCIAL CONDITION AND LIQUIDITY AT SEPTEMBER 30, 1996

SHAREHOLDER'S EQUITY increased by $1.4 million to $23.2 million at September 30, 1996 from $21.8 million at September 30, 1995, primarily as a result of the $0.7 million of net income recorded and a $0.7 million reduction of net unrealized losses on debt and equity securities available for sale charged directly to shareholder's equity.

TOTAL ASSETS increased by $73.7 million to $236.9 million at September 30, 1996 from $163.2 million at September 30, 1995, principally due to a $36.1 million increase in the separate accounts for variable annuities and a $32.0 million increase in invested assets.

INVESTED ASSETS at year end totaled $153.2 million in 1996, compared with $121.2 million in 1995. This $32.0 million increase primarily resulted from sales of the fixed accounts of variable annuities.

First SunAmerica manages all of its invested assets internally. First SunAmerica's general investment philosophy is to hold fixed maturity assets for long-term investment. Thus, it does not have a trading portfolio. Effective December 1, 1995, pursuant to guidelines issued by the Financial Accounting Standards Board, First SunAmerica determined that all of its portfolio of bonds and notes (the "Bond Portfolio") is available to be sold in response to changes in market interest rates, changes in prepayment risk, First SunAmerica's need for liquidity and other similar factors. Accordingly, First SunAmerica no longer classifies a portion of its Bond Portfolio as held for investment.

THE BOND PORTFOLIO had an aggregate amortized cost that exceeded its fair value by $0.5 million at September 30, 1996, compared with $1.5 million at September 30, 1995 (including net unrealized losses of $1.4 million on the portion of the portfolio that was designated as available for sale at September 30, 1995). The net decrease in unrealized losses on the Bond Portfolio since September 30, 1995 principally reflects improvement in the fair value of certain segments of the Bond Portfolio since September 30, 1995 despite the higher relative prevailing interest rates at September 30, 1996.

All of the Bond Portfolio at September 30, 1996 was rated by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Duff and Phelps Credit Rating Co. ("DCR"), Fitch Investor Service, Inc. ("Fitch") or under comparable statutory rating guidelines established by the National Association of Insurance Commissioners ("NAIC") and implemented by either the NAIC or First SunAmerica. At September 30, 1996, approximately $137.0 million of the Bond Portfolio (at amortized cost) was rated investment grade by one or more of these agencies or by First SunAmerica or the NAIC, pursuant to applicable NAIC guidelines, including $85.5 million of U.S. government/agency securities and MBSs.

At September 30, 1996, the Bond Portfolio included $9.9 million (fair value, $10.4 million) of bonds not rated investment grade by S&P, Moody's, DCR, Fitch or the NAIC. Based on their September 30, 1996 amortized cost, these non-investment-grade bonds accounted for 4.2% of First SunAmerica's total assets and 6.4% of invested assets.

Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. First SunAmerica intends that the proportion of its portfolio in such securities not exceed current levels, but its policies may change from time to time, including in connection with any possible acquisition. First SunAmerica had no material concentrations of non-investment-grade securities at September 30, 1996.

The table on the following page summarizes First SunAmerica's rated bonds by rating classification as of September 30, 1996.

                                                      ISSUES NOT RATED BY S&P/MOODY'S/
     ISSUES RATED BY S&P/MOODY'S/DCR/FITCH               DCR/FITCH, BY NAIC CATEGORY                        TOTAL
------------------------------------------------    -------------------------------------    ------------------------------------
    S&P/(MOODY'S)/                     ESTIMATED                                ESTIMATED                 PERCENT OF    ESTIMATED
     [DCR]/GFITCHH        AMORTIZED      FAIR          NAIC        AMORTIZED      FAIR       AMORTIZED     INVESTED       FAIR
      CATEGORY(1)           COST         VALUE      CATEGORY(2)      COST         VALUE        COST       ASSETS(3)       VALUE
-----------------------   ---------    ---------    -----------    ---------    ---------    ---------    ----------    ---------
AAA to A-
  (Aaa to A3)
  [AAA to A-]
  [AAA to A-]..........   $113,246     $112,839          1          $ 3,404     $  3,404     $116,650        75.94%     $116,243
BBB+ to BBB-
  (Baa1 to Baa3)
  [BBB+ to BBB-]
  [BBB+ to BBB-].......     17,176       16,572          2            3,187        3,178       20,363        13.26        19,750
BB+ to BB-
  (Ba1 to Baa3)
  [BB+ to BB-]
  [BB+ to BB-].........      1,810        1,974          3                0            0        1,810         1.18         1,974
B+ to B-
  (B1 to B3)
  [B+ to B-]
  [B+ to B-]...........      6,817        7,108          4            1,088        1,176        7,905         5.15         8,284
CCC+ to C
  (Caa to C)
  [CCC]
  [CCC+ to C-].........        180          150          5                0            0          180         0.12           150
C1 to D
  [DD]
  [D]..................          0            0          6                0            0            0         0.00             0
                          --------     --------                      ------       ------     --------                   --------
Total rated issues.....   $139,229     $138,643                     $ 7,679     $  7,758     $146,908                   $146,401
                          ========     ========                      ======       ======     ========                   ========

(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. DCR rates debt securities in rating categories ranging from AAA (the highest) to DD (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's, DCR and Fitch ratings if rated by multiple agencies.

(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for nondefaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P/Moody's/DCR/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. A substantial portion of the assets in the NAIC categories were rated by the Company pursuant to applicable NAIC rating guidelines.

(3) At amortized cost.

ASSET-LIABILITY MATCHING is utilized by First SunAmerica to minimize the risks of interest rate fluctuations and disintermediation. First SunAmerica believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed maturities that generate predictable rates of return. First SunAmerica does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed maturities are priced over the yield curve and general competitive conditions within the industry. Its portfolio strategy is designed to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety.

First SunAmerica designs its fixed-rate products and conducts its investment operations in order to closely match the duration of the assets in its investment portfolio to its annuity obligations. First SunAmerica seeks to achieve a predictable spread between what it earns on its assets and what it pays on its liabilities by investing principally in fixed-rate securities. First SunAmerica's fixed-rate products incorporate surrender charges or other limitations on when contracts can be surrendered for cash to encourage persistency. Approximately 96% of First SunAmerica's fixed annuity reserves had surrender penalties or other restrictions at September 30, 1996.

As part of its asset-liability matching discipline, First SunAmerica conducts detailed computer simulations that model its fixed-maturity assets and liabilities under commonly used stress-test interest rate scenarios. Based on the results of these computer simulations, the investment portfolio has been constructed with a view to maintaining a desired investment spread between the yield on portfolio assets and the rate paid on its reserves under a variety of possible future interest rate scenarios. At September 30, 1996, the weighted average life of First SunAmerica's investments was approximately four and one-fourth years and the duration was approximately two and one-fourth years. Weighted average life is the average time to receipt of all principal, incorporating the effects of scheduled amortization and expected prepayments, weighted by book value. Duration is a common option-adjusted measure for the price sensitivity of a fixed-income portfolio to changes in interest rates. It measures the approximate percentage change in market value of a portfolio if interest rates change by 100 basis points, recognizing the changes in portfolio cash flows resulting from embedded options such as prepayments and bond calls.

First SunAmerica also seeks to provide liquidity from time to time by using reverse repurchase agreements ("Reverse Repos"), and by investing in MBSs. It also seeks to enhance its spread income by using Reverse Repos. Reverse Repos involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed upon price and are generally over-collateralized. MBSs are generally investment-grade securities collateralized by large pools of mortgage loans. MBSs generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.

There are risks associated with some of the techniques First SunAmerica uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with Reverse Repos is counterparty risk. First SunAmerica believes, however, that the counterparties to its Reverse Repos are financially responsible and that the counterparty risk associated with those transactions is minimal. The primary risk associated with MBSs is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase.

INVESTED ASSETS EVALUATION routinely includes a review by First SunAmerica of its portfolio of debt securities. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying value of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In making these reviews for bonds, management principally considers the adequacy of collateral (if any), compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. The carrying values of bonds that are determined to have declines in value that are other than temporary are reduced to net realizable value and no further accruals of interest are made.

DEFAULTED INVESTMENTS, comprising all investments (at amortized cost) that are in default as to the payment of principal or interest, totaled $0.2 million (fair value, $0.2 million) of bonds and notes at September 30, 1996 and constituted 0.1% of total invested assets at amortized cost. At September 30, 1995, the defaulted investments totaled $0.7 million (fair value, $0.5 million), which constituted 0.6% of total invested assets at amortized cost.

SOURCES OF LIQUIDITY are readily available to First SunAmerica in the form of First SunAmerica's existing portfolio of cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. At September 30, 1996, approximately $81.0 million of First SunAmerica's Bond Portfolio had an aggregate unrealized gain of $1.3 million, while approximately $65.9 million of the Bond Portfolio had an aggregate unrealized loss of $1.8 million. In addition, First SunAmerica's investment portfolio currently provides approximately $1.7 million of monthly cash flow from scheduled principal and interest payments.

Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, First SunAmerica's average cost of funds would increase over time as it prices its new and renewing annuities to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. First SunAmerica believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Reverse Repos on First SunAmerica's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.

In a declining rate environment, First SunAmerica's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities. Should increased liquidity be required for withdrawals, First SunAmerica believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

RESULTS OF OPERATIONS FOR THE FIRST THREE MONTHS OF FISCAL 1997

NET INCOME totaled $0.5 million for the three months ended December 31, 1996 ("Fiscal 1997"), compared with a net loss of $0.2 million for the three months ended December 31, 1995 ("Fiscal 1996").

PRETAX INCOME totaled $0.8 million in Fiscal 1997, compared with a pretax loss of $0.3 million in Fiscal 1996. This $1.1 million improvement primarily resulted from an increase in net realized investment gains and variable annuity fees, which were partially offset by increased amortization of deferred acquisition costs.

NET INVESTMENT INCOME totaled $0.6 million in Fiscal 1997, compared with $0.7 million in Fiscal 1996. These amounts represent 1.58% on average invested assets (computed on a daily basis) of $160.5 million in Fiscal 1997 and 2.19% on average invested assets of $124.6 million in Fiscal 1996.

The excess of average invested assets over average interest-bearing liabilities amounted to $10.8 million in Fiscal 1997 and $15.6 million in Fiscal 1996. The difference between First SunAmerica's yield on average invested assets and the rate paid on average interest-bearing liabilities was 1.18% in Fiscal 1997 and 1.43% in Fiscal 1996.

Investment income and the related yields on average invested assets totaled $2.9 million or 7.21% in Fiscal 1997 and $2.3 million or 7.50% in Fiscal 1996. Investment income increased primarily as a result of higher levels of average invested assets, partially offset by a decline in portfolio yields. Investment yields were lower in Fiscal 1997 because of a generally declining interest rate environment since early 1995.

Total interest expense aggregated $2.3 million in Fiscal 1997 and $1.7 million in Fiscal 1996. The average rate paid on fixed annuity contracts was 6.03% in Fiscal 1997 and 6.07% in Fiscal 1996. Fixed annuity contracts averaged $149.7 million in Fiscal 1997 and $109.1 million in Fiscal 1996.

The growth in average invested assets in Fiscal 1997 reflects sales of First SunAmerica's fixed-rate products (including the fixed accounts of variable annuity products). Since December 31, 1995, fixed annuity premiums have aggregated $66.0 million. Fixed annuity premiums totaled $25.8 million in Fiscal 1997 and $5.2 million in Fiscal 1996. These premiums include premiums for the fixed accounts of variable annuities totaling $25.7 million and $1.7 million, respectively. This increase in premiums for the fixed accounts of variable annuities resulted primarily from greater inflows into the one-year fixed account of First SunAmerica's Polaris variable annuity product. First SunAmerica has observed that many purchasers of its variable annuity contracts allocate new premiums to the one-year fixed account and concurrently sign up for the option to dollar cost average into the variable fund. Accordingly, First SunAmerica anticipates that it will see a large portion of these premiums transferred into the separate accounts.

NET REALIZED INVESTMENT GAINS totaled $0.5 million in Fiscal 1997, compared with net realized investment losses of $0.6 million in Fiscal 1996. Such gains and losses primarily comprise net gains and losses on sales of bonds which were generally made to maximize total return.

VARIABLE ANNUITY FEES totaled $0.3 million in Fiscal 1997 and $0.1 million in Fiscal 1996. The increase in variable annuity fees in Fiscal 1997 reflects the growth in average variable annuity assets, principally due to increased market values and the receipt of variable annuity premiums, partially offset by surrenders. Variable annuity assets averaged $77.6 million during Fiscal 1997 and $34.1 million during Fiscal 1996. Variable annuity premiums, which exclude premiums allocated to the fixed accounts of variable annuity products, have aggregated $37.7 million since December 31, 1995. Variable annuity premiums increased to $11.4 million in Fiscal 1997 from $2.3 million in Fiscal 1996. This increase may be attributed, in part, to a heightened demand for equity investments, principally as a result of generally improved market performance.

SURRENDER CHARGES on fixed and variable annuities totaled $56,000 in Fiscal 1997 and $30,000 in Fiscal 1996. Withdrawal payments, which include surrenders and lump-sum annuity benefits, totaled $3.8 million in Fiscal 1997 and $2.2 million in Fiscal 1996. These payments represent 6.95% and 6.66%, respectively, of the aggregate of average fixed and variable annuity reserves. Withdrawals include variable annuity payments from the separate accounts totaling $1.3 million in Fiscal 1997 and $0.8 million in Fiscal 1996, and represent 6.95% and 9.86% respectively, of average variable annuity liabilities. Approximately 96% of First SunAmerica's fixed annuity reserves had surrender penalties or other restrictions at December 31, 1996. Variable annuity withdrawal rates declined in Fiscal 1997 principally as a result of significant growth in the variable annuity separate accounts resulting in a lower average contract age. Management anticipates that withdrawal rates will gradually increase in the foreseeable future.

GENERAL AND ADMINISTRATIVE EXPENSES totaled $0.3 million in Fiscal 1997 and $0.4 million in Fiscal 1996. Expenses remain closely controlled through a company-wide cost containment program and continue to represent approximately 1% of average total assets on an annualized basis.

AMORTIZATION OF DEFERRED ACQUISITION COSTS totaled $0.3 million in Fiscal 1997 and $0.1 million in Fiscal 1996, and represent for each period, on an annualized basis, approximately 10% of the balance of deferred acquisition costs at the beginning of each period. The increase in Fiscal 1997 was primarily due to additional fixed and variable annuity sales and the subsequent amortization of related deferred commissions and other acquisition costs.

ANNUAL COMMISSIONS totaled $4,000 in Fiscal 1997 and $2,000 in Fiscal 1996. Based on current sales, First SunAmerica estimates that such annual commissions will increase in future periods.

INCOME TAX EXPENSE totaled $0.3 million in Fiscal 1997, compared with an income tax benefit of $0.1 million in Fiscal 1996, representing effective annualized tax rates of

41% and 37%, respectively. The lower tax rate in Fiscal 1996 reflected higher state income tax expense.

FINANCIAL CONDITION AND LIQUIDITY AT
DECEMBER 31, 1996

SHAREHOLDER'S EQUITY increased by $1.0 million to $24.2 million at December 31, 1996 from $23.2 million at September 30, 1996, primarily as a result of the $0.5 million of net income recorded in Fiscal 1997 and the $0.3 million net unrealized gain on debt and equity securities available for sale, a $0.5 million improvement over the $0.2 million net unrealized loss recorded at September 30, 1996.

TOTAL ASSETS increased by $38.5 million to $275.4 million at December 31, 1996 from $236.9 million at September 30, 1996, principally due to a $19.2 million increase in invested assets and a $16.5 million increase in the separate accounts for variable annuities, primarily as a result of sales of First SunAmerica's Polaris variable annuity product.

INVESTED ASSETS at December 31, 1996 totaled $172.4 million, compared with $153.2 million at September 30, 1996. This $19.2 million increase primarily resulted from sales of fixed annuities.

THE BOND PORTFOLIO had an aggregate fair value that exceeded its amortized cost by $0.6 million at December 31, 1996. At September 30, 1996, the amortized cost of the Bond Portfolio exceeded its fair value by $0.5 million. The net unrealized gain on the Bond Portfolio since September 30, 1996 principally reflects the lower relative prevailing interest rates at December 31, 1996 and their corresponding effect on the fair value of the Bond Portfolio.

All of the Bond Portfolio at December 31, 1996 was rated by S&P, Moody's, DCR, Fitch or under comparable statutory rating guidelines established by the NAIC and implemented by either the NAIC or First SunAmerica. At December 31, 1996, approximately $161.8 million of the Bond Portfolio (at amortized cost) was rated investment grade by one or more of these agencies or by First SunAmerica or the NAIC, pursuant to applicable NAIC guidelines, including $93.9 million of U.S. government/agency securities and MBSs.

At December 31, 1996, the Bond Portfolio included $8.4 million (fair value, $8.6 million) of bonds not rated investment grade by S&P, Moody's, DCR, Fitch or the NAIC. Based on their December 31, 1996 amortized cost, these noninvestment-grade bonds accounted for 3.1% of First SunAmerica's total assets and 4.9% of invested assets. First SunAmerica had no material concentrations of non-investment-grade securities at December 31, 1996.

DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $0.2 million of bonds and notes at December 31, 1996 (at amortized cost, with a fair value of $0.1 million), and constituted 0.1% of total invested assets. At September 30, 1996, defaulted investments totaled $0.2 million and constituted 0.1% of total invested assets.

SOURCES OF LIQUIDITY are readily available to First SunAmerica in the form of First SunAmerica's existing portfolio of cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. At December 31, 1996, approximately $100.8 million of First SunAmerica's Bond Portfolio had an aggregate unrealized gain of $2.0 million, while approximately $69.4 million of the Bond Portfolio had an aggregate unrealized loss of $1.4 million. In addition, First SunAmerica's investment portfolio currently provides approximately $1.9 million of monthly cash flow from scheduled principal and interest payments.


PROPERTIES

First SunAmerica's principal office is leased at 733 Third Avenue, 4th Floor, New York, New York 10017. Through an affiliate, we also lease office space in Los Angeles, California and in Torrance, California for certain policy administration, recordkeeping and data processing functions.

We believe that such properties, including the equipment located in these properties are suitable and adequate to meet the requirements of its business.

DIRECTORS AND EXECUTIVE OFFICERS


First SunAmerica's directors and officers as of February 28, 1997 are listed below:

                                                                                        OTHER POSITIONS AND
                                                                   YEAR                   OTHER BUSINESS
                                         PRESENT                  ASSUMED                EXPERIENCE WITHIN
       NAME         AGE                POSITION(S)              POSITION(S)              LAST FIVE YEARS**               FROM-TO
==================================================================================================================================
Eli Broad*           63   Chairman, Chief Executive Officer and    1994      Co-founded SunAmerica Inc. (SAI) in 1957
                          President of First SunAmerica
                          Chairman, Chief Executive Officer and    1986
                          President of SAI
----------------------------------------------------------------------------------------------------------------------------------
Joseph M. Tumbler*   48   Executive Vice President of First        1996      President and Chief Executive Officer,     1989-1995
                          SunAmerica                                         Providian Capital Management
                          Vice Chairman of SAI                     1995
----------------------------------------------------------------------------------------------------------------------------------
Jay S. Wintrob*      39   Executive Vice President of First        1991      (Joined SAI in 1987)
                          SunAmerica
                          Vice Chairman of SAI                     1995
----------------------------------------------------------------------------------------------------------------------------------
James R. Belardi*    39   Senior Vice President of First           1992      Vice President and Treasurer (Jointed SAI  1989-1992
                          SunAmerica                                         in 1986)
                          Executive Vice President of SAI          1995
----------------------------------------------------------------------------------------------------------------------------------
Jana W. Greer*       44   Senior Vice President of First           1991      (Jointed SAI in 1974)
                          SunAmerica and SAI
----------------------------------------------------------------------------------------------------------------------------------
Peter McMillan,      39   Executive Vice President and Chief       1994      Senior Vice President, SunAmerica          1989-1994
  III*                    Investment Officer of SunAmerica                   Investments, Inc.
                          Investments, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Scott L. Robinson*   50   Senior Vice President and Treasurer of   1991      (Joined SAI in 1978)
                          First SunAmerica
                          Senior Vice President and Controller
                          of SAI
----------------------------------------------------------------------------------------------------------------------------------
James W. Rowan*      34   Senior Vice President of First           1996      Vice President                             1993-1995
                          SunAmerica and SAI                                 Assistant to the Chairman                     1992
                                                                             Senior Vice President, Security Pacific    1986-1992
                                                                             Corp.
----------------------------------------------------------------------------------------------------------------------------------
Lorin M. Fife*       43   Senior Vice President, General Counsel   1994      Vice President and General Counsel -       1994-1995
                          and Assistant Secretary of First                   Regulatory Affairs of SAI
                          SunAmerica
                          Senior Vice President and General        1995      Vice President and Associate General       1989-1994
                          Counsel - Regulatory Affairs of SAI                Counsel of SAI (Joined SAI in 1989)
----------------------------------------------------------------------------------------------------------------------------------
Susan L. Harris*     40   Senior Vice President and Secretary of   1994      Vice President, General Counsel -          1994-1995
                          First SunAmerica                                   Corporate Affairs and Secretary of SAI
                          Senior Vice President, General Counsel   1995      Vice President, Associate General Counsel  1989-1994
                          -Corporate Affairs and Secretary of                and Secretary of SAI (Joined SAI in 1985)
                          SAI
----------------------------------------------------------------------------------------------------------------------------------
N. Scott Gillis      43   Senior Vice President and Controller     1994      Vice President and Controller, SunAmerica  1989-1994
                          of First SunAmerica                                Life Companies
                                                                             (Joined SAI in 1985)
----------------------------------------------------------------------------------------------------------------------------------
Edwin R. Reoliquio   39   Senior Vice President and Chief          1995      Vice President and Actuary, SunAmerica     1990-1995
                          Actuary of First SunAmerica                        Life Companies
----------------------------------------------------------------------------------------------------------------------------------
Victor E. Akin       32   Senior Vice President of First           1996      Vice President, SunAmerica Life Companies  1995-1996
                          SunAmerica
                                                                             Director, SunAmerica Life Companies        1994-1995
                                                                             Manager, SunAmerica Life Companies         1993-1994
                                                                             Actuary, Milliman & Robertson              1992-1993
                                                                             Consultant, Chalke Inc.                    1991-1992
----------------------------------------------------------------------------------------------------------------------------------
David W. Ferguson    43   Director                                 1987      Partner, Davis Polk & Wardwell              1980 to
                                                                                                                         present
----------------------------------------------------------------------------------------------------------------------------------
Thomas A. Harnett    72   Director                                 1987      Partner, Lane & Mitterdorf, LLP             1989 to
                                                                                                                         present
----------------------------------------------------------------------------------------------------------------------------------
Margery K. Neale     37   Director                                 1996      Partner, Shereff, Friedman, Hoffman &       1990 to
                                                                             Goodman, LLP                                present
----------------------------------------------------------------------------------------------------------------------------------
Lester Pollack       63   Director                                 1987      Chief Executive Officer, Centre Partners,   1986 to
                                                                             L.P.                                        present
                                                                             General Partner, Lazard Freres & Co.        1986 to
                                                                                                                         present
                                                                             Senior Managing Director, Corporate         1988 to
                                                                             Partners, L.P.                              present
----------------------------------------------------------------------------------------------------------------------------------
Richard D. Rohr      70   Director                                 1987      Partner, Bodman, Longley & Dahling          1958 to
                                                                                                                         present
==================================================================================================================================

 * Also serves as a director.
 ** Unless otherwise indicated, offices and positions are with SunAmerica Inc.

EXECUTIVE COMPENSATION

All of First SunAmerica's executive officers are also employees of SunAmerica Inc. or its affiliates and do not receive direct compensation from First SunAmerica. Some of the executive officers also serve as officers of other companies affiliated with First SunAmerica. We allocated the time each executive officer spent devoted to his or her duties as an executive officer of First SunAmerica to determine the executive compensation set forth below for the Chief Executive Officer and the other four highest compensated executive officers, as well as the executive officers as a group, for services rendered during 1996.

--------------------------------------------------------------
   NAME OF                                         ALLOCATED
INDIVIDUAL OR        CAPACITIES IN                   CASH
NUMBER IN GROUP      WHICH SERVED                 COMPENSATION
--------------------------------------------------------------
 Eli Broad           Chairman, Chief Executive      $ 10,380
                     Officer and President
 Joseph M. Tumbler   Executive Vice President          6,488
 Jay S. Wintrob      Executive Vice President          6,488
 James R. Belardi    Senior Vice President             2,955
 Jana W. Greer       Senior Vice President             7,342
 All Executive
 Officers as a Group
 (12)                                               $ 49,731
                                                    ========
--------------------------------------------------------------


SECURITY OWNERSHIP OF OWNERS AND MANAGEMENT

No shares of First SunAmerica are owned by any executive officer or director. First SunAmerica is an indirect wholly-owned subsidiary of SunAmerica Inc. The only officer or director that owned more than 1% of the shares of SunAmerica Inc. is Mr. Eli Broad. At February 28, 1997, Mr. Broad beneficially owned 6,655,176 shares of Common Stock (approximately 5.8% of the class outstanding) and 9,160,294 shares of Class B Common Stock (approximately 84.4% of the class outstanding). Of the Common Stock, 715,872 shares represent restricted shares granted under the First SunAmerica's employee stock plans as to which Mr. Broad has no investment power; 75,846 are registered in the name of a corporation of which Mr. Broad is a director and has sole voting and investment power; and 4,150,932 shares represent employee stock options held by Mr. Broad which are or will become exercisable within the next 60 days and as to which he has no voting or investment power. Of the Class B Common Stock, 8,456,140 shares are held directly by Mr. Broad; and 704,154 shares are registered in the name of a corporation as to which Mr. Broad exercises sole voting and investment power. At February 28, 1997, all directors and officers as a group beneficially owned 10,344,440 shares of Common Stock (approximately 9.0% of the class outstanding) and 9,160,294 shares of Class B Common Stock (approximately 84.4% of the class outstanding).


STATE REGULATION


First SunAmerica is subject to regulation and supervision by the States of New York, Nebraska and New Mexico and their insurance departments. State Insurance laws establish supervisory agencies with broad administrative and supervisory powers related to granting and revoking licenses to transact business, regulating marketing and other trade practices, operating guaranty associations, licensing agents, approving policy forms, regulating certain premium rates, regulating insurance holding company systems, establishing reserve requirements, prescribing the form and content of required financial statements and reports, performing financial and other examinations, determining the reasonableness and adequacy of statutory capital and surplus, regulating the type, valuation and amount of investments permitted, limiting the amount of dividends that can be paid and the size of transactions that can be consummated without first obtaining regulatory approval and other related matters.


During the last decade, the insurance regulatory framework has been placed under increased scrutiny by various states, the federal government and the NAIC. Various states have considered or enacted legislation that changes, and in many cases increases, the states' authority to regulate insurance companies. Legislation has been introduced from time to time in Congress that could result in the federal government assuming some role in the regulation of insurance companies. In recent years, the NAIC has approved and recommended to the states for adoption and implementation several regulatory initiatives designed to reduce the risk of insurance company insolvencies and market conduct violations. These initiatives include investment reserve requirements, risk-based capital standards, new investment standards and restrictions on an insurance company's ability to pay dividends to its stockholders. The NAIC is also currently developing model laws relating to product design and illustrations for annuity products. Current proposals are still being debated and First SunAmerica is monitoring developments in this area and the effects any changes would have on First SunAmerica.

INDEPENDENT ACCOUNTANTS

The financial statements of First SunAmerica as of September 30, 1996 and 1995 and for each of the three years in the period ended September 30, 1996 included in this prospectus have been included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

=============================================================
                      TABLE OF CONTENTS OF
              STATEMENT OF ADDITIONAL INFORMATION
=============================================================

Separate Account..............................    3
General Account...............................    4
Performance Data..............................    4
Annuity Unit Values...........................    9
Annuity Payments..............................   10
Taxes.........................................   13
Distribution of Contracts.....................   17
Financial Statements..........................   17

============================================================
                     FINANCIAL STATEMENTS
============================================================

The consolidated financial statements of First SunAmerica which are included in this prospectus should be considered only as bearing on the ability First SunAmerica to meet its obligations with respect to amounts allocated to the fixed investment options and with respect to the death benefit and our assumption of the mortality and expense risks and the risks that the withdrawal charge will not be sufficient to cover the cost of distributing the contracts. They should not be considered as bearing on the investment performance of the variable Portfolios. The value of the variable Portfolios is affected primarily by the performance of the underlying investments.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company

In our opinion, the accompanying balance sheet and the related income statement and statement of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company at September 30, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," in fiscal 1994.

Price Waterhouse LLP
Los Angeles, California
November 8, 1996

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                 BALANCE SHEET


                                                                       SEPTEMBER 30,
                                                               -----------------------------     DECEMBER 31,
                                                                   1995             1996             1996
                                                               ------------     ------------     ------------
                                                                                                 (UNAUDITED)
ASSETS
Investments:
  Cash and short-term investments............................  $  6,382,000     $  6,707,000     $  1,628,000
  Bonds and notes:
     Available for sale, at fair value (amortized cost:
       September 1995, $109,217,000; September 1996,
       $146,908,000; December 1996, $170,153,000)............   107,771,000      146,401,000      170,735,000
     Held for investment, at amortized cost (fair value:
       September 1995, $2,289,000)...........................     2,297,000               --               --
  Mortgage loans.............................................     4,733,000               --               --
  Common stocks, at fair value (cost: September 1995,
     $112,000; September and December 1996, $0)..............        35,000          129,000           29,000
                                                               ------------     ------------     ------------
  Total investments..........................................   121,218,000      153,237,000      172,392,000
Variable annuity assets......................................    32,760,000       68,901,000       85,426,000
Receivable from brokers for sales of securities..............       815,000               --               --
Accrued investment income....................................       928,000        1,462,000        1,857,000
Deferred acquisition costs...................................     6,491,000       12,127,000       14,627,000
Income taxes currently receivable............................            --          299,000          259,000
Other assets.................................................       945,000          842,000          840,000
                                                               ------------     ------------     ------------
TOTAL ASSETS.................................................  $163,157,000     $236,868,000     $275,401,000
                                                               ============     ============     ============

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts.......................  $106,332,000     $140,613,000     $162,771,000
  Payable to brokers for purchases of securities.............            --        1,939,000           52,000
  Income taxes currently payable.............................        23,000               --               --
  Other liabilities..........................................     1,980,000          845,000        1,053,000
                                                               ------------     ------------     ------------
  Total reserves, payables and accrued liabilities...........   108,335,000      143,397,000      163,876,000
                                                               ------------     ------------     ------------
Variable annuity liabilities.................................    32,760,000       68,901,000       85,426,000
                                                               ------------     ------------     ------------
Deferred income taxes........................................       244,000        1,350,000        1,902,000
                                                               ------------     ------------     ------------
Shareholder's equity:
  Common Stock...............................................     3,000,000        3,000,000        3,000,000
  Additional paid-in capital.................................    14,428,000       14,428,000       14,428,000
  Retained earnings..........................................     5,250,000        5,973,000        6,437,000
  Net unrealized losses on debt and equity securities
     available for sale......................................      (860,000)        (181,000)         332,000
                                                               ------------     ------------     ------------
  Total shareholder's equity.................................    21,818,000       23,220,000       24,197,000
                                                               ------------     ------------     ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY...................  $163,157,000     $236,868,000     $275,401,000
                                                               ============     ============     ============

                             See accompanying notes

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                INCOME STATEMENT

                                                                                          THREE MONTHS ENDED
                                               YEARS ENDED SEPTEMBER 30,                     DECEMBER 31,
                                      -------------------------------------------     ---------------------------
                                         1994            1995            1996            1995            1996
                                      -----------     -----------     -----------     -----------     -----------
                                                                                              (UNAUDITED)
Investment income..................   $ 5,527,000     $ 7,834,000     $ 9,957,000     $ 2,338,000     $ 2,893,000
                                      -----------     -----------     -----------     -----------     -----------
Interest expense on:
  Fixed annuity contracts..........    (3,635,000)     (5,042,000)     (7,155,000)     (1,655,000)     (2,257,000)
  Senior indebtedness..............            --          (8,000)         (4,000)             --              --
                                      -----------     -----------     -----------     -----------     -----------
Total interest expense.............    (3,635,000)     (5,050,000)     (7,159,000)     (1,655,000)     (2,257,000)
                                      -----------     -----------     -----------     -----------     -----------
NET INVESTMENT INCOME..............     1,892,000       2,784,000       2,798,000         683,000         636,000
                                      -----------     -----------     -----------     -----------     -----------
NET REALIZED INVESTMENT GAINS
  (LOSSES).........................       445,000      (1,348,000)       (539,000)       (631,000)        459,000
                                      -----------     -----------     -----------     -----------     -----------
VARIABLE ANNUITY FEE INCOME........       382,000         412,000         690,000         126,000         292,000
                                      -----------     -----------     -----------     -----------     -----------
Other income and expenses:
  Surrender charges................       367,000         194,000         221,000          30,000          56,000
  General and administrative
     expenses......................    (1,040,000)     (1,088,000)     (1,404,000)       (387,000)       (319,000)
  Amortization of deferred
     acquisition costs.............            --        (300,000)       (500,000)       (126,000)       (302,000)
  Annual commissions...............       (30,000)        (33,000)        (19,000)         (2,000)         (4,000)
  Other, net.......................      (279,000)         84,000         (76,000)        (38,000)        (38,000)
                                      -----------     -----------     -----------     -----------     -----------
TOTAL OTHER INCOME AND EXPENSES....      (982,000)     (1,143,000)     (1,778,000)       (523,000)       (607,000)
                                      -----------     -----------     -----------     -----------     -----------
PRETAX INCOME (LOSS)...............     1,737,000         705,000       1,171,000        (345,000)        780,000
Income tax benefit (expense).......      (655,000)       (182,000)       (448,000)        128,000        (316,000)
                                      -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) BEFORE CUMULATIVE
  EFFECT OF CHANGE IN ACCOUNTING
  FOR INCOME TAXES.................     1,082,000         523,000         723,000        (217,000)        464,000
Cumulative effect of change in
  accounting for income taxes......      (725,000)             --              --              --              --
                                      -----------     -----------     -----------     -----------     -----------
NET INCOME (LOSS)..................   $   357,000     $   523,000     $   723,000     $  (217,000)    $   464,000
                                      ===========     ===========     ===========     ===========     ===========

                             See accompanying notes

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF CASH FLOWS

                                                                                                    THREE MONTHS ENDED
                                                          YEARS ENDED SEPTEMBER 30,                    DECEMBER 31,
                                                 --------------------------------------------   ---------------------------
                                                     1994           1995            1996            1995           1996
                                                 ------------   -------------   -------------   ------------   ------------
                                                                                                        (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)..............................  $    357,000   $     523,000   $     723,000   $   (217,000)  $    464,000
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Interest credited to:
    Fixed annuity contracts....................     3,635,000       5,042,000       7,155,000      1,655,000      2,257,000
    Net realized investment (gains) losses.....      (445,000)      1,348,000         539,000        631,000       (459,000)
    Accretion of net discounts on
      investments..............................       (24,000)       (394,000)       (343,000)      (127,000)       (55,000)
    Amortization of goodwill...................        58,000          58,000          58,000         14,000         15,000
    Provision for deferred income taxes........     1,388,000         333,000         740,000        126,000        276,000
    Cumulative effect of change in accounting
      for income taxes.........................       725,000              --              --             --             --
Change in:
  Deferred acquisition costs...................    (1,011,000)     (2,740,000)     (5,736,000)      (745,000)    (2,700,000)
  Income taxes receivable/payable..............      (555,000)       (418,000)       (322,000)      (283,000)        40,000
Other, net.....................................      (115,000)       (323,000)       (254,000)      (159,000)      (192,000)
                                                 ------------   -------------   -------------   ------------   ------------
NET CASH PROVIDED (USED) BY OPERATING
  ACTIVITIES:..................................     4,013,000       3,429,000       2,560,000        895,000       (354,000)
                                                 ------------   -------------   -------------   ------------   ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of:
  Bonds and notes..............................   (68,582,000)   (125,130,000)   (124,681,000)   (19,985,000)   (32,592,000)
  Common stock.................................            --        (112,000)             --             --
Sales of:
  Bonds and notes..............................    50,708,000      55,553,000      80,440,000     16,359,000      7,227,000
  Common stock.................................            --              --              --             --        139,000
Redemptions and maturities of:
  Bonds and notes..............................     5,791,000      21,369,000      11,514,000      2,416,000        608,000
  Mortgage loans...............................        31,000          35,000       4,736,000          9,000             --
                                                 ------------   -------------   -------------   ------------   ------------
NET CASH USED BY INVESTING ACTIVITIES..........   (12,052,000)    (48,285,000)    (27,991,000)    (1,201,000)   (24,618,000)
                                                 ------------   -------------   -------------   ------------   ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Premium receipts on fixed annuity contracts....     7,840,000      51,681,000      45,417,000      5,245,000     25,828,000
Net exchanges to (from) the fixed accounts of
  variable annuity contracts...................       572,000         (87,000)     (4,719,000)      (567,000)    (2,551,000)
Withdrawal payments on fixed annuity
  contracts....................................   (10,504,000)    (14,131,000)     (9,850,000)    (1,387,000)    (2,451,000)
Claims and annuity payments on fixed annuity
  contracts....................................    (3,194,000)     (2,974,000)     (3,752,000)      (699,000)      (932,000)
Net receipts from (repayments of) other
  short-term financings........................      (145,000)      1,964,000      (1,340,000)    (1,140,000)        (1,000)
                                                 ------------   -------------   -------------   ------------   ------------
NET CASH PROVIDED (USED) BY FINANCING
  ACTIVITIES...................................    (5,431,000)     36,453,000      25,756,000      1,452,000     19,893,000
                                                 ------------   -------------   -------------   ------------   ------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS..................................   (13,470,000)     (8,403,000)        325,000      1,146,000     (5,079,000)
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF
  PERIOD.......................................    28,255,000      14,785,000       6,382,000      6,382,000      6,707,000
                                                 ------------   -------------   -------------   ------------   ------------
CASH AND SHORT-TERM INVESTMENTS AT END OF
  PERIOD.......................................  $ 14,785,000   $   6,382,000   $   6,707,000   $  7,528,000   $  1,628,000
                                                 ============   =============   =============   ============   ============
Supplemental cash flow information:
  Interest paid on indebtedness................  $         --   $       8,000   $       4,000   $         --   $         --
                                                 ============   =============   =============   ============   ============
  Net income taxes paid (recovered)............  $   (178,000)  $     254,000   $      30,000   $    (30,000)  $         --
                                                 ============   =============   =============   ============   ============

                             See accompanying notes

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS

First SunAmerica Life Insurance Company (The "Company") is a New
York -- domiciled life insurance company engaged primarily in the business of writing fixed and variable annuity contracts in the state of New York.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest; strengths, weaknesses and volatility of equity markets; and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company, an indirect wholly owned subsidiary of SunAmerica Inc. (the "Parent"). Certain 1995 and 1994 amounts have been reclassified to conform with the 1996 presentation.

The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

The interim financial information is unaudited; however, in the opinion of the Company, the interim financial information includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of financial condition, results of operations and cash flows.

RECENTLY ISSUED ACCOUNTING STANDARDS: Effective October 1, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Accordingly, the cumulative effect of this change in accounting for income taxes was recorded on October 1, 1993 to increase the liability for Deferred Income Taxes by $725,000.

INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

Bonds and notes available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds and notes held for investment (the "Held for Investment Portfolio") are carried at amortized cost. On December 1, 1995, the Company reassessed the appropriateness of classifying a portion of its portfolio of bonds and notes as held for investment. This reassessment was made pursuant to the provisions of "Special Report: A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities," issued by the Financial Accounting Standards Board in November 1995. As a result of its reassessment, the Company reclassified all of its Held for Investment Portfolio as available for sale. At December 1, 1995, the amortized cost of the Held for Investment Portfolio aggregated $2,296,000 and its fair value was $2,352,000. Upon reclassification, the resulting net unrealized gain of $56,000 was credited to Net Unrealized Losses on Debt and Equity Securities Available for Sale in the shareholder's equity section of the balance sheet.

Bonds and notes are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. Premiums and discounts on investments are amortized to investment income using the interest method over the contractual lives of the investments.

DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, over the estimated lives of the contracts in relation to the present value of estimated gross profits, which are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Deferred acquisition costs consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. Deferred Acquisition Costs have been increased by $100,000 at September 30, 1996, and by $200,000 at September 30, 1995 for this adjustment.

VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fee Income in the income statement.

GOODWILL: Goodwill, amounting to $821,000 at September 30, 1996, is amortized by using the straight-line method over a period of 25 years and is included in Other Assets in the balance sheet.

CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

VARIABLE ANNUITY FEE INCOME: Variable annuity fees are recorded in income as earned.

INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3. INVESTMENTS

The amortized cost and estimated fair value of bonds and notes available for sale and held for investment by major category follow:

                                                                                        ESTIMATED
                                                                       AMORTIZED           FAIR
                                                                          COST            VALUE
                                                                      ------------     ------------
        AT SEPTEMBER 30, 1996:
        AVAILABLE FOR SALE:
          Securities of the United States Government................  $  9,631,000     $  9,562,000
          Mortgage-backed securities................................    75,846,000       75,607,000
          Securities of public utilities............................     1,032,000          971,000
          Corporate bonds and notes.................................    41,545,000       41,722,000
          Other debt securities.....................................    18,854,000       18,539,000
                                                                      ------------     ------------
          Total available for sale..................................  $146,908,000     $146,401,000
                                                                      ============     ============

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

                                                                                        ESTIMATED
                                                                       AMORTIZED           FAIR
                                                                          COST            VALUE
                                                                      ------------     ------------
        AT SEPTEMBER 30, 1995:
        AVAILABLE FOR SALE:
          Securities of the United States Government................  $ 37,693,000     $ 37,759,000
          Mortgage-backed securities................................    60,558,000       60,367,000
          Corporate bonds and notes.................................    10,966,000        9,645,000
                                                                      ------------     ------------
          Total available for sale..................................  $109,217,000     $107,771,000
                                                                      ============     ============
        HELD FOR INVESTMENT:
          Securities of the United States Government................  $  2,297,000     $  2,289,000
                                                                      ============     ============

The amortized cost and estimated fair value of bonds and notes available for sale by contractual maturity, as of September 30, 1996, follow:

                                                                                        ESTIMATED
                                                                       AMORTIZED           FAIR
                                                                          COST            VALUE
                                                                      ------------     ------------
        AVAILABLE FOR SALE:
          Due in one year or less...................................  $         --     $         --
          Due after one year through five years.....................     5,660,000        5,687,000
          Due after five years through ten years....................    35,833,000       35,841,000
          Due after ten years.......................................    29,569,000       29,266,000
          Mortgage-backed securities................................    75,846,000       75,607,000
                                                                      ------------     ------------
          Total available for sale..................................  $146,908,000     $146,401,000
                                                                      ============     ============

Actual maturities of bonds and notes will differ from those shown above due to prepayments and redemptions.

Gross unrealized gains and losses on bonds and notes available for sale and held for investment by major category follow:

                                                                           GROSS           GROSS
                                                                         UNREALIZED     UNREALIZED
                                                                           GAINS          LOSSES
                                                                         ----------     -----------
        AT SEPTEMBER 30, 1996:
        AVAILABLE FOR SALE:
          Securities of the United States Government...................  $   55,000     $  (124,000)
          Mortgage-backed securities...................................     515,000        (754,000)
          Securities of public utilities...............................          --         (61,000)
          Corporate bonds and notes....................................     749,000        (572,000)
          Other debt securities........................................       3,000        (318,000)
                                                                         ----------     -----------
          Total available for sale.....................................  $1,322,000     $(1,829,000)
                                                                         ==========     ===========
        AT SEPTEMBER 30, 1995:
        AVAILABLE FOR SALE:
          Securities of the United States Government...................  $  263,000     $  (197,000)
          Mortgage-backed securities...................................     257,000        (448,000)
          Corporate bonds and notes....................................     102,000      (1,423,000)
                                                                         ----------     -----------
          Total available for sale.....................................  $  622,000     $(2,068,000)
                                                                         ==========     ===========
        HELD FOR INVESTMENT:
          Securities of the United States Government...................  $   22,000     $   (30,000)
                                                                         ==========     ===========

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

At September 30, 1996, gross unrealized gains on equity securities aggregated $129,000 and there were no unrealized losses. At September 30, 1995, gross unrealized gains aggregated $35,000 and gross unrealized losses on equity securities aggregated $112,000.

Gross realized investment gains and losses on sales of all types of investments are as follows:

                                                                           YEARS ENDED SEPTEMBER 30,
                                                                   ------------------------------------------
                                                                      1996            1995            1994
                                                                   -----------     -----------     ----------
BONDS AND NOTES AVAILABLE FOR SALE:
  Realized gains.................................................  $ 1,039,000     $   423,000     $  644,000
  Realized losses................................................   (1,295,000)     (1,771,000)      (199,000)
EQUITIES:
  Realized losses................................................     (112,000)             --             --
IMPAIRMENT WRITEDOWNS............................................     (171,000)             --             --
                                                                   -----------     -----------     ----------
  Total net realized investment gains/losses.....................  $  (539,000)    $(1,348,000)    $  445,000
                                                                   ===========     ===========     ==========

The sources and related amounts of investment income are as follows:

                                                                           YEARS ENDED SEPTEMBER 30,
                                                                   ------------------------------------------
                                                                      1996            1995            1994
                                                                   -----------     -----------     ----------
Short-term investments...........................................  $   390,000     $ 1,045,000     $  685,000
Bonds and notes..................................................    9,186,000       6,291,000      4,341,000
Mortgage loans...................................................      381,000         498,000        501,000
                                                                   -----------     -----------    -----------
  Total investment income........................................  $ 9,957,000     $ 7,834,000     $5,527,000
                                                                   ===========     ===========    ===========

Expenses incurred to manage the investment portfolio amounted to $121,000 for the year ended September 30, 1996, $125,000 for the year ended September 30, 1995, and $102,000 for the year ended September 30, 1994 and are included in General and Administrative Expenses in the income statement.

The carrying values of investments in any one entity or its affiliates exceeding 10% of the Company's shareholder's equity at September 30, 1996 are as follows:

        Bonds and notes:
          Lockheed Martin Corp. ......................................................  $4,063,000
          Nabisco Inc. ...............................................................   3,901,000
          PacificCorp.................................................................   3,021,000
                                                                                        ==========

At September 30, 1996, bonds and notes included $9,895,000 (fair value, $10,408,000) of bonds and notes not rated investment grade either Standard & Poor's Corporation, Moody's Investors Service, Duff and Phelps Credit Rating Co., Fitch Investor Service, Inc. or under National Association of Insurance Commissioners' guidelines. The Company had no material concentrations of non-investment-grade assets at September 30, 1996.

At September 30, 1996, the amortized cost of investments in default as to the payment of principal or interest was $180,000 and the fair value was $150,000, all of which are unsecured non-investment-grade bonds.

At September 30, 1996, $408,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

assets (including equity investments) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

BONDS AND NOTES: Fair value is based principally on independent pricing services, broker quotes and other independent information.

MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

VARIABLE ANNUITY ASSETS: Variable annuity assets are carried at the market value of the underlying securities.

RECEIVABLE FROM (PAYABLE TO) BROKERS FOR SALES (PURCHASES) OF SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

VARIABLE ANNUITY LIABILITIES: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

The estimated fair values of the Company's financial instruments at September 30, 1996 and 1995, compared with their respective carrying values, are as follows:

                                                                                CARRYING           FAIR
                                                                                  VALUE            VALUE
                                                                              -------------    -------------
1996:
ASSETS:
  Cash and short-term investments...........................................  $   6,707,000    $   6,707,000
  Bonds and notes...........................................................    146,401,000      146,401,000
  Variable annuity assets...................................................     68,901,000       68,901,000
LIABILITIES:
  Reserves for fixed annuity contracts......................................    140,613,000      134,479,000
  Payable to brokers for purchases of securities............................      1,939,000        1,939,000
  Variable annuity liabilities..............................................     68,901,000       65,546,000
                                                                               ============     ============

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                                                                                CARRYING           FAIR
                                                                                  VALUE            VALUE
                                                                              ------------     ------------

4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

1995:
ASSETS:
  Cash and short-term investments...........................................  $   6,382,000    $   6,382,000
  Bonds and notes...........................................................    110,068,000      110,060,000
  Mortgage loans............................................................      4,733,000        4,733,000
  Receivable from brokers for sales of securities...........................        815,000          815,000
  Variable annuity assets...................................................     32,760,000       32,760,000
LIABILITIES:
  Reserves for fixed annuity contracts......................................    106,332,000      102,782,000
  Variable annuity liabilities..............................................     32,760,000       31,740,000
                                                                               ============     ============

5. CONTINGENT LIABILITIES

From time to time, the Company is involved in various kinds of litigation common to its business. When the Company becomes involved in litigation, cases are typically in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation would be adequate and any further liabilities and costs would not have a material adverse impact upon the Company's financial position or results of operations.

6. SHAREHOLDER'S EQUITY

The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At September 30, 1996, 1995 and 1994, 300 shares are outstanding.

Changes in shareholder's equity are as follows:

                                                                           YEARS ENDED SEPTEMBER 30,
                                                                   ------------------------------------------
                                                                      1996           1995            1994
                                                                   ----------     -----------     -----------
RETAINED EARNINGS:
  Beginning balance..............................................  $5,250,000     $ 4,727,000     $ 4,370,000
  Net income.....................................................     723,000         523,000         357,000
                                                                   ----------     -----------     -----------
  Ending balance.................................................  $5,973,000     $ 5,250,000     $ 4,727,000
                                                                   ==========     ===========     ===========
NET UNREALIZED LOSSES ON DEBT AND EQUITY SECURITIES AVAILABLE FOR
  SALE:
  Beginning balance..............................................  $ (860,000)    $(2,340,000)    $ 1,331,000
  Change in net unrealized gains/losses on debt securities
     available for sale..........................................     939,000       4,254,000      (7,621,000)
  Change in net unrealized gains/losses on equity securities
     available for sale..........................................     206,000         (77,000)       (118,000)
  Change in adjustment to deferred acquisition costs.............    (100,000)     (1,900,000)      2,100,000
  Tax effect of net changes......................................    (366,000)       (797,000)      1,968,000
                                                                   ----------     -----------     -----------
  Ending balance.................................................  $ (181,000)    $  (860,000)    $(2,340,000)
                                                                   ==========     ===========     ===========

For a life insurance company domiciled in the State of New York, no dividend may be distributed to any shareholder unless notice of the domestic insurer's intention to declare such dividend and the amount have been filed with the Superintendent of Insurance not less than 30 days in advance of such proposed declaration, or if the Superintendent disapproves the distribution of the dividend within the 30-day period. No dividends were paid in fiscal years 1996, 1995 or 1994.

Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1996 was $191,000. The statutory net loss for the year ended December 31, 1995 was

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

6. SHAREHOLDER'S EQUITY (CONTINUED)

$2,083,000 and the statutory net gain for the year ended December 31, 1994 was $726,000. The Company's statutory capital and surplus was $13,975,000 at September 30, 1996, $13,862,000 at December 31, 1995 and $16,122,000 at December
31, 1994.

7. INCOME TAXES

The components of the provisions for income taxes on pretax income consist of the following:

                                                                       NET REALIZED
                                                                        INVESTMENT
                                                                      GAINS (LOSSES)   OPERATIONS       TOTAL
                                                                      --------------   ----------     ----------
1996:
Currently payable...................................................    $ (121,000)    $ (171,000)    $ (292,000)
Deferred............................................................      (105,000)       845,000        740,000
                                                                         ---------     ----------     ----------
          Total income tax expense..................................    $ (226,000)    $  674,000     $  448,000
                                                                         =========     ==========     ==========

1995:
Currently payable...................................................    $ (592,000)    $  441,000     $ (151,000)
Deferred............................................................       (28,000)       361,000        333,000
                                                                         ---------     ----------     ----------
          Total income tax expense..................................    $ (620,000)    $  802,000     $  182,000
                                                                         =========     ==========     ==========

1994:
Currently payable...................................................    $  121,000     $ (854,000)    $ (733,000)
Deferred............................................................        65,000      1,323,000      1,388,000
                                                                         ---------     ----------     ----------
          Total income tax expense..................................    $  186,000     $  469,000     $  655,000
                                                                         =========     ==========     ==========

Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                                             YEARS ENDED SEPTEMBER 30,
                                                                         ----------------------------------
                                                                           1996         1995         1994
                                                                         --------     --------     --------
Amount computed at statutory rate......................................  $410,000     $247,000     $608,000
Increases (decreases) resulting from:
  Amortization of differences between book and tax bases of net assets
     acquired..........................................................    20,000       20,000       10,000
  State income taxes, net of federal tax benefit.......................    25,000      (86,000)      36,000
  Other, net...........................................................    (7,000)       1,000        1,000
                                                                         --------     --------     --------
          Total income tax expense.....................................  $448,000     $182,000     $655,000
                                                                         ========     ========     ========

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

7. INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                                                       SEPTEMBER 30,
                                                                                ---------------------------
                                                                                   1996            1995
                                                                                -----------     -----------
DEFERRED TAX LIABILITIES:
Investments...................................................................  $   225,000     $   142,000
Deferred acquisition costs....................................................    3,902,000       1,703,000
Other liabilities.............................................................       84,000          66,000
                                                                                -----------     -----------
Total deferred tax liabilities................................................    4,211,000       1,911,000
                                                                                -----------     -----------

DEFERRED TAX ASSETS:
Contractholder reserves.......................................................   (2,582,000)     (1,125,000)
State income taxes............................................................      (79,000)        (79,000)
Net unrealized losses on certain debt and equity securities...................      (97,000)       (463,000)
Other assets..................................................................     (103,000)             --
                                                                                -----------     -----------
Total deferred tax assets.....................................................   (2,861,000)     (1,667,000)
                                                                                -----------     -----------
Deferred income taxes.........................................................  $ 1,350,000     $   244,000
                                                                                ===========     ===========

8.  RELATED PARTY MATTERS

The Company pays commissions to three affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp. and Royal Alliance Associates, Inc. These broker-dealers represent a significant portion of the Company's business, amounting to approximately 44.1%, 14.8% and 26.5% of premiums in 1996, 1995 and 1994, respectively. Commissions paid to these broker-dealers totaled $2,646,000 in 1996, $761,000 in 1995, and $326,000 in 1994.

The Company paid occupancy and office services expenses to Royal Alliance Associates, Inc. totaling $15,000 for the year ended September 30, 1996, $113,000 for the year ended September 30, 1995 and $122,000 for the year ended September 30, 1994.

The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, Inc., whose purpose is to provide services to the SunAmerica companies. Amounts paid for such services totaled $2,097,000 for the year ended September 30, 1996, $722,000 for the year ended September 30, 1995 and $706,000 for the year ended September 30, 1994.

================================================================================
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
================================================================================

                                                                            INCEPTION TO      FISCAL YEAR
                                    PORTFOLIOS                                11/30/95         11/30/96
          ===============================================================================================
          Capital Appreciation (Inception Date - 4/6/95)
            Beginning AUV................................................       $11.35           $14.19
            End AUV......................................................       $14.19           $17.63
            End #AUs.....................................................       52,583          242,433
          -----------------------------------------------------------------------------------------------
          Growth (Inception Date - 4/6/95)
            Beginning AUV................................................       $11.02           $12.95
            End AUV......................................................       $12.95           $16.32
            End #AUs.....................................................       15,156          104,264
          -----------------------------------------------------------------------------------------------
          Natural Resources (Inception Date - 5/30/95)
            Beginning AUV................................................       $10.17           $10.78
            End AUV......................................................       $10.78           $12.13
            End #AUs.....................................................        5,306           62,002
          -----------------------------------------------------------------------------------------------
          Government and Quality Bond (Inception Date - 5/3/95)
            Beginning AUV................................................       $10.55           $11.51
            End AUV......................................................       $11.51           $11.94
            End #AUs.....................................................       37,576          127,538
          -----------------------------------------------------------------------------------------------
          Aggressive Growth (Inception Date - 6/3/96)
            Beginning AUV................................................           --           $10.00
            End AUV......................................................           --           $10.29
            End #AUs.....................................................           --          160,390
          -----------------------------------------------------------------------------------------------
          International Diversified Equities (Inception Date - 4/12/95)
            Beginning AUV................................................        $9.45           $10.07
            End AUV......................................................       $10.07           $11.39
            End #AUs.....................................................       58,058          355,952
          -----------------------------------------------------------------------------------------------
          Global Equities (Inception Date - 5/22/95)
            Beginning AUV................................................       $11.99           $13.01
            End AUV......................................................       $13.01           $15.15
            End #AUs.....................................................       26,604          117,488
          -----------------------------------------------------------------------------------------------
          Putnam Growth* (Inception Date - 4/6/95)
            Beginning AUV................................................       $10.36           $12.60
            End AUV......................................................       $12.60           $14.88
            End #AUs.....................................................       31,960          114,619
          -----------------------------------------------------------------------------------------------
          Growth/Phoenix Investment Counsel (Inception Date - 4/6/95)
            Beginning AUV................................................       $10.61           $12.81
            End AUV......................................................       $12.81           $14.94
            End #AUs.....................................................       22,973           94,650
          -----------------------------------------------------------------------------------------------
          Alliance Growth (Inception Date - 4/6/95)
            Beginning AUV................................................       $11.52           $15.44
            End AUV......................................................       $15.44           $19.46
            End #AUs.....................................................       52,943          322,225
          -----------------------------------------------------------------------------------------------
          Venture Value (Inception Date - 4/6/95)
            Beginning AUV................................................       $10.84           $13.29
            End AUV......................................................       $13.29           $16.68
            End #AUs.....................................................      113,664          605,579
          -----------------------------------------------------------------------------------------------
          * Formerly named Provident Growth.

                                                                            INCEPTION TO      FISCAL YEAR
                                    PORTFOLIOS                                11/30/95         11/30/96
          ===============================================================================================
          Federated Value (Inception Date - 6/3/96)
            Beginning AUV................................................           --           $10.00
            End AUV......................................................           --           $11.00
            End #AUs.....................................................           --           69,098
          -----------------------------------------------------------------------------------------------
          Growth-Income (Inception Date - 4/12/95)
            Beginning AUV................................................       $11.15           $13.32
            End AUV......................................................       $13.32           $16.70
            End #AUs.....................................................       45,266          259,344
          -----------------------------------------------------------------------------------------------
          Utility (Inception Date - 6/3/96)
            Beginning AUV................................................           --           $10.00
            End AUV......................................................           --           $10.67
            End #AUs.....................................................           --           20,721
          -----------------------------------------------------------------------------------------------
          Asset Allocation (Inception Date - 4/24/95)
            Beginning AUV................................................       $11.29           $12.64
            End AUV......................................................       $12.64           $14.97
            End #AUs.....................................................       60,824          264,208
          -----------------------------------------------------------------------------------------------
          Balanced/Phoenix Investment Counsel (Inception Date - 5/8/95)
            Beginning AUV................................................       $10.90           $12.33
            End AUV......................................................       $12.33           $13.82
            End #AUs.....................................................       41,654          157,110
          -----------------------------------------------------------------------------------------------
          SunAmerica Balanced (Inception Date - 6/3/96)
            Beginning AUV................................................           --           $10.00
            End AUV......................................................           --           $11.04
            End #AUs.....................................................           --           72,909
          -----------------------------------------------------------------------------------------------
          Worldwide High Income (Inception Date - 5/2/95)
            Beginning AUV................................................       $10.16           $11.36
            End AUV......................................................       $11.36           $14.20
            End #AUs.....................................................       21,556          124,728
          -----------------------------------------------------------------------------------------------
          High-Yield Bond (Inception Date - 5/8/95)
            Beginning AUV................................................       $11.18           $11.48
            End AUV......................................................       $11.48           $12.99
            End #AUs.....................................................       40,706          220,725
          -----------------------------------------------------------------------------------------------
          Corporate Bond (Inception Date - 4/12/95)
            Beginning AUV................................................       $10.21           $11.10
            End AUV......................................................       $11.10           $11.65
            End #AUs.....................................................        5,375           48,161
          -----------------------------------------------------------------------------------------------
          Global Bond (Inception Date - 5/2/95)
            Beginning AUV................................................       $10.37           $11.20
            End AUV......................................................       $11.20           $12.25
            End #AUs.....................................................       12,162           52,993
          -----------------------------------------------------------------------------------------------
          Cash Management (Inception Date - 4/27/95)
            Beginning AUV................................................       $10.44           $10.67
            End AUV......................................................       $10.67           $11.04
            End #AUs.....................................................       59,731           52,729

================================================================================

AUV - Accumulation Unit Value
AU  - Accumulation Units


 AS OF THE DATE OF THIS PROSPECTUS, THE SALE OF CONTRACTS OFFERING THE EMERGING
  MARKETS, REAL ESTATE AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS HAD NOT
       BEGUN. THEREFORE, NO CONDENSED FINANCIAL INFORMATION IS PRESENTED
                           HERE FOR THESE PORTFOLIOS.

================================================================================
                      APPENDIX B - MARKET VALUE ADJUSTMENT
================================================================================

The market value adjustment reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed investment option, the greater the impact of changing interest rates. The impact of the market value adjustment can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:
                                            (N/12)
                         [(1+I/(1+J+0.0025)]       - 1
     where:

     I is the interest rate you are earning on the money invested in the fixed investment option;

     J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed investment option rounded up to the next full year; and

     N is the number of full months remaining in the term you initially agreed to leave your money in the fixed investment option.

EXAMPLES OF THE MARKET VALUE ADJUSTMENT

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed investment option at a rate of 7%;

     (2) You make a partial withdrawal of $4,000 when 3 1/2 years (42 months) remain in the 10-year term you initially agreed to leave your money in the fixed investment option (N=42);

     (3) The value of your contract on the date you make the withdrawal is $16,297.02 which reflects the deduction of all applicable fees and charges; and

     (4) You have not made any other transfers, additional Purchase Payments, or withdrawals.


No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the market value adjustment.


NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 3-year fixed investment option is 7.5% and the 5-year fixed investment option is 8.5%. By linear interpolation, the interest rate for the remaining 4 years (3 1/2 years rounded up to the next full year) in the contract is calculated to be 8%.
                                                            (N/12)
The market value adjustment factor is = [(1+I)/(1+J+0.0025)]       - 1
                                                              (42/12)
                                      = [(1.07)/(1.08+0.0025)]        - 1
                                                  (3.5)
                                      = (0.988453)      - 1
                                      = 0.960164 - 1
                                      = - 0.039836

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                        $4,000 X (- 0.039836) = -$159.34

$159.34 represents the market value adjustment that will be deducted from the money remaining in the 10-year fixed investment option.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 3-year fixed investment option is 5.5% and the 5-year fixed investment option is 6.5%. By linear interpolation, the interest rate for the remaining 4 years (3 1/2 years rounded up to the next full year) in the contract is calculated to be 6%.
                                                           (N/12)
The market value adjustment factor is = [(1+I/(1+J+0.0025)]       - 1
                                                              (42/12)
                                      = [(1.07)/(1.06+0.0025)]        - 1
                                                  (3.5)
                                      = (1.007059)      - 1
                                      = 1.024925 - 1
                                      = + 0.024925

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                         $4,000 x (+0.024925) = +$99.70

$99.70 represents the market value adjustment that would be added to your withdrawal.

--------------------------------------------------------------------------------

 Please forward a copy (without charge) of the Polaris Variable Annuity Statement of Additional Information to:


              (Please print or type and fill in all information.)


        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

        Date:            Signed:
             ----------         ----------------------------------------

 Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

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                      STATEMENT OF ADDITIONAL INFORMATION


                 Fixed and Variable Deferred Annuity Contracts
                                   issued by

                          FS VARIABLE SEPARATE ACCOUNT


              DEPOSITOR:  FIRST SUNAMERICA LIFE INSURANCE COMPANY





This Statement of Additional Information is not a prospectus; it should be read with the prospectus relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:

                    First SunAmerica Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299



            THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
                                  May 14, 1997

                               TABLE OF CONTENTS


                                                                                                  PAGE
                                                                                                  ----

Separate Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3

General Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4

Performance Data  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4

Annuity Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9

Annuity Unit Values . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10

Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13

Distribution of Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17

Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17

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                                SEPARATE ACCOUNT
-------------------------------------------------------------------------------

         FS Variable Separate Account was originally established by the First SunAmerica Life Insurance Company (the "Company") on September 9, 1994, pursuant to the provisions of New York law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

         The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

         The separate account is divided into Portfolios, with the assets of each Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the separate account, its Portfolios or the underlying funds. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

         The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

         Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

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                                GENERAL ACCOUNT
-------------------------------------------------------------------------------

         The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the one-year fixed investment option available in connection with the general account, as elected by the owner at the time of purchasing a contract. Assets supporting amounts allocated to fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

         The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


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                                PERFORMANCE DATA
-------------------------------------------------------------------------------

         From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.
Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

         In addition, the separate account may advertise "total return" data for its other Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

         For periods starting prior to the date the contracts were first offered to the public, the total return data for the Portfolios of the separate account will be derived from the performance of the corresponding Portfolios of Anchor Series Trust and SunAmerica Series Trust, modified to reflect the charges and expenses as if the separate account Portfolio had been in existence since the inception date of each respective Anchor Series Trust and SunAmerica Series Trust Portfolio. Thus, such performance figures should not be construed to be actual historic performance of the relevant separate account Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Portfolios of Anchor Series Trust and SunAmerica Series Trust, adjusted to provide direct comparability to the performance of the Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). Anchor Series Trust and SunAmerica Series Trust have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

         Performance data for the various Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

         The annualized current yield and the effective yield for the Cash Management Portfolio for the 7 day period ending November 30, 1996 were 3.67% and 3.74%, respectively.

         Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                 Base Period Return = (EV-SV-CAC)/(SV)

         where:

                 SV = value of one Accumulation Unit at the start of a 7 day period

                 EV = value of one Accumulation Unit at the end of the 7 day period

                 CAC = an allocated portion of the $30 annual Contract
                       Administration Charge, prorated for 7 days

         The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Administration Charge (CAC) is first allocated among the Portfolios and the general account so that each Portfolio's allocated portion of the charge is proportional to the percentage of the number of accounts that have money allocated to that Portfolio. The charge is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                 Current Yield = (Base Period Return) x (365/7)

         The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                    365/7
         Effective Yield = [(Base Period Return + 1)      - 1].

         Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or withdrawal charges.

         The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments, but also on factors such as an owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER PORTFOLIOS

         The Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return".

         The total returns of the various Portfolios since each Portfolio's inception date are shown below, both with and without an assumed complete redemption at the end of the period.

                      TOTAL ANNUAL RETURN (IN PERCENT) FOR
                       PERIOD ENDING ON NOVEMBER 30, 1996
                        (RETURN WITH/WITHOUT REDEMPTION)


                                                INCEPTION                           SINCE
                  PORTFOLIO                        DATE           1 YEAR          INCEPTION
                  ---------                        ----           ------          ---------
 Anchor Trust
 ------------
   Capital Appreciation                        4/6/95           17.17/24.17      27.34/30.42
   Growth                                      4/6/95           18.94/25.94      23.57/26.70
   Natural Resources                           5/30/95          5.40/12.40       8.46/12.25
   Gov't & Quality Bond                        5/3/95           -3.33/3.67        4.38/8.04

 SunAmerica Trust
 ----------------
   Aggressive Growth                           6/3/96              ----          -4.18/2.82
   International Diversified Equities          4/12/95          6.02/13.02       8.53/11.97
   Global Equities                             5/22/96          9.37/16.37       12.78/16.43
   Provident Growth                            4/6/95           11.03/18.03      21.22/24.39
   Growth/Phoenix Investment Counsel           4/6/95           9.49/16.49       19.73/22.92
   Alliance Growth                             4/6/95           19.00/26.00      34.27/37.24
   Venture Value                               4/6/95           18.45/25.45      26.63/29.71
   Federated Value                             6/3/96              ----           2.97/9.97
   Growth-Income                               4/12/95          18.35/25.35      24.76/27.92
   Utility                                     6/3/96              ----          -0.33/6.67
   Asset Allocation                            4/24/95          11.38/18.38      15.73/19.13
   Balanced/Phoenix Investment Counsel         5/8/95           4.96/11.96       12.73/16.27
   SunAmerica Balanced                         6/3/96              ----          3.39/10.39
   Worldwide High Income                       5/2/95           17.95/24.95      20.40/23.78
   High-Yield Bond                             5/8/95           6.11/13.11       6.36/10.03
   Corporate Bond                              4/12/95          -2.15/4.85        4.76/8.28
   Global Bond                                 5/2/95            2.26/9.26       7.39/10.99

-----------------
Total return figures are based on historical data and are not intended to indicate future performance.

         Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                       n
                 P(1+T)  = ERV


         where:  P =      a hypothetical initial payment of $1,000
                 T =      average annual total return
                 n =      number of years

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

         The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Portfolio, described above. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of Contract Administration Charges on a particular account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.


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                                ANNUITY PAYMENTS
-------------------------------------------------------------------------------

INITIAL MONTHLY ANNUITY PAYMENTS

         The initial annuity payment is determined by applying separately that portion of the contract value allocated to the fixed investment option and the variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable annuity payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

         The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

         For fixed annuity payments, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

         For variable annuity payments, the amount of the second and each subsequent monthly annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity payment is due.


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                              ANNUITY UNIT VALUES
-------------------------------------------------------------------------------

         The value of an Annuity Unit is determined independently for each Portfolio.

         The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceed 3.5%, variable annuity payments derived from allocations to that Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

         The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Portfolios elected, and the amount of each annuity payment will vary accordingly.

         For each Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

         The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

         The NIF for any Portfolio for a certain month is determined by dividing (a) by (b) where:

         (a) is the Accumulation Unit value of the Portfolio determined as of the end of that month, and

         (b) is the Accumulation Unit value of the Portfolio determined as of the end of the preceding month.

         The NIF for a Portfolio for a given month is a measure of the net investment performance of the Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Portfolio invests; it is also reduced by separate account asset charges.

         Illustrative Example

         Assume that one share of a given Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                          NIF = ($11.46/$11.44)

                                 = 1.00174825

         Illustrative Example

         The change in Annuity Unit value for a Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of
3.5 percent per annum is:


                           (1/12)
                 1/[(1.035)] = 0.99713732


         In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                 $10.103523 x 1.00174825 x 0.99713732 = $10.092213

VARIABLE ANNUITY PAYMENTS

         Illustrative Example

         Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the
Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

         P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

              First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

         The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

              Annuity Units = $630.95/$13.256932 = 47.593968

         P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

              Second Payment = 47.593968 x $13.327695 = $634.32

         The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

         Note that the amount of the first variable annuity payment depends on the contract value in the relevant Portfolio on the Annuity Date and thus reflects the investment performance of the Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Income Phase (assuming no transfers from the Portfolio). The net investment performance of the Portfolio during the Income Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

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                                     TAXES
-------------------------------------------------------------------------------

         Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

         For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of annuity payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

         The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

         The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

         An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under
Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

         Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

         The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if
(1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

         Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

         An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

QUALIFIED PLANS

         The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

         Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

         Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

         (A)     H.R. 10 Plans

                 Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans and such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

         (B)     Tax-Sheltered Annuities

                 Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501 (c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals.

         (C)     Individual Retirement Annuities

                 Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.

         (D)     Corporate Pension and Profit-Sharing Plans

                 Section 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interest; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

         (E)     Deferred Compensation Plans - Section 457

                 Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary.

-------------------------------------------------------------------------------
                           DISTRIBUTION OF CONTRACTS
-------------------------------------------------------------------------------

         The contracts are offered through the distributor for the separate account, SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

         For the year ended November 30, 1996, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $3,116,999, of which $303,127 was retained by it. For the period from inception to November 30, 1995, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $355,597, of which $28,455 was retained by it.

         Contracts are offered on a continuous basis.

-------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


         The audited financial statements of the Company as of September 30, 1996 and 1995 and for each of the three years in the period ended September 30, 1996 are presented in the prospectus. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the 1, 3, 5, 7 or 10 year fixed investment options. The financial statements of FS Variable Separate Account as of November 30, 1996 and for the period from inception to November 30, 1996 are included in this Statement of Additional Information.


         Price Waterhouse LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the separate account and the Company. The financial statements referred to above have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

         The unaudited interim financial information of the Company for the three months ended December 31, 1996 and 1995 are also presented in the prospectus. This interim financial information should be considered only as bearing on the ability of the Company to meet its obligations under the contracts for amounts allocated to the 1, 3, 5, 7 or 10 year fixed investment options.

                          FS VARIABLE SEPARATE ACCOUNT

                                       OF

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                               NOVEMBER 30, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


January 20, 1997


To the Board of Directors of First SunAmerica Life Insurance Company and the Contractholders of its separate account, FS Variable Separate Account


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Separate Account, a separate account of First SunAmerica Life Insurance Company (the "Separate Account") at November 30, 1996, and the results of their operations and the changes in their net assets for the year then ended, and the changes in their net assets for the period from inception to November 30, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF NET ASSETS
                               November 30, 1996


                                                                                             Government     International
                                                    Capital                     Natural             and       Diversified
                                               Appreciation        Growth     Resources    Quality Bond          Equities
                                                  Portfolio     Portfolio     Portfolio       Portfolio         Portfolio
                                               ------------     ---------     ---------    ------------     -------------
Assets:
  Investments in Anchor Series Trust,
    at market value                             $4,275,063      $1,702,188     $751,963      $1,522,206        $        0

  Investments in SunAmerica Series Trust,
    at market value                                      0               0            0               0         4,054,745

Liabilities                                              0               0            0               0                 0
                                                ----------      ----------     --------      ----------        ----------
Net Assets                                      $4,275,063      $1,702,188     $751,963      $1,522,206        $4,054,745
                                                ==========      ==========     ========      ==========        ==========

Accumulation units outstanding                     242,433         104,264       62,002         127,538           355,952
                                                ==========      ==========     ========      ==========        ==========

Unit value of accumulation units                    $17.63          $16.32       $12.13          $11.94            $11.39
                                                ==========      ==========     ========      ==========        ==========


                                                     Global     Aggressive        Venture
                                                   Equities         Growth          Value
                                                  Portfolio      Portfolio      Portfolio
                                                  ---------     ----------      ---------
Assets:
  Investments in Anchor Series Trust,
    at market value                               $        0     $        0      $         0

  Investments in SunAmerica Series Trust,
    at market value                                1,780,156      1,650,082       10,104,021

Liabilities                                                0              0                0
                                                  ----------     ----------      -----------
Net Assets                                        $1,780,156     $1,650,082      $10,104,021
                                                  ==========     ==========      ===========

Accumulation units outstanding                       117,488        160,390          605,579
                                                  ==========     ==========      ===========

Unit value of accumulation units                      $15.15         $10.29           $16.68
                                                  ==========     ==========      ===========


                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                       FIRST SUNAMERICA INSURANCE COMPANY

                            STATEMENT OF NET ASSETS
                               NOVEMBER 30, 1996
                                  (CONTINUED)


                                                                                       GROWTH/PHOENIX
                                                      FEDERATED         PROVIDENT          INVESTMENT           ALLIANCE
                                                          VALUE            GROWTH             COUNSEL             GROWTH
                                                      PORTFOLIO         PORTFOLIO           PORTFOLIO          PORTFOLIO
                                            ----------------------------------------------------------------------------
Assets:
  Investments in Anchor Series Trust,
    at market value                                     $     0         $       0           $       0          $       0

  Investments in SunAmerica Series Trust,
    at market value                                     760,092         1,705,902           1,414,070          6,271,249

Liabilities                                                   0                 0                   0                  0
                                            ----------------------------------------------------------------------------

Net Assets                                             $760,092        $1,705,902          $1,414,070         $6,271,249
                                            ============================================================================

Accumulation units outstanding                           69,098           114,619              94,650            322,225
                                            ============================================================================

Unit Value of accumulation units                         $11.00            $14.88              $14.94             $19.46
                                            ============================================================================

                                                                                                        BALANCED/PHOENIX
                                                       INCOME-              ASSET        SUNAMERICA           INVESTMENT
                                                        GROWTH         ALLOCATION          BALANCED              COUNSEL
                                                     PORTFOLIO          PORTFOLIO         PORTFOLIO            PORTFOLIO
                                            ----------------------------------------------------------------------------
Assets:
  Investments in Anchor Series Trust,
    at market value                                     $     0         $       0         $       0           $       0

  Investments in SunAmerica Series Trust,
    at market value                                   4,331,580         3,955,374           805,136           2,170,980

Liabilities                                                   0                 0                 0                   0
                                            ---------------------------------------------------------------------------

Net Assets                                           $4,331,580        $3,955,374          $805,136          $2,170,980
                                            ============================================================================

Accumulation units outstanding                          259,344           264,208            72,909             157,110
                                            ============================================================================

Unit Value of accumulation units                         $16.70            $14.97            $11.04              $13.82
                                            ============================================================================




                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                       FIRST SUNAMERICA INSURANCE COMPANY

                            STATEMENT OF NET ASSETS
                               November 30, 1996
                                  (Continued)



                                                Worldwide      High-Yield       Global     Corporate          Cash
                                   Utility    High Income            Bond         Bond          Bond    Management
                                 Portfolio      Portfolio       Portfolio     Portfolio    Portfolio     Portfolio          TOTAL
                                 ---------    -----------      ----------     ---------    ---------    ----------    -----------
Assets:
  Investments in Anchor Series
    Trust, at market value       $      0     $        0       $        0     $      0     $      0     $      0      $ 8,251,420

  Investments in SunAmerica
    Series Trust, at market
    value                         221,099      1,771,619        2,869,754      648,940      560,883      581,925       45,657,607

Liabilities                             0              0                0            0            0            0                0
                                 --------     ----------       ----------     --------     --------     --------       ----------

Net Assets                       $221,099     $1,771,619       $2,869,754     $648,940     $560,883     $581,925       $53,909,027
                                 ========     ==========       ==========     ========     ========     ========       ===========

Accumulation units outstanding     20,721        124,728          220,725       52,993       48,161       52,729
                                 ========     ==========       ==========     ========     ========     ========

Unit value of accumulation
  units                            $10.67         $14.20           $12.99       $12.25       $11.65       $11.04
                                 ========     ==========       ==========     ========     ========     ========





                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               November 30, 1996


                                                                         Market Value         Market
Variable Accounts                                        Shares           Per Share           Value            Cost
- ---------------------------                              ------          ------------         -------          ------
ANCHOR SERIES TRUST:
  Capital Appreciation Portfolio                          152,197         $28.09              $4,275,063      $3,897,659
  Growth Portfolio                                         71,989          23.65               1,702,188       1,514,436
  Natural Resources Portfolio                              45,013          16.71                 751,963         732,728
  Government and Quality Bond Portfolio                   110,384          13.79               1,522,206       1,528,771
                                                                                              ----------      ----------
                                                                                               8,251,420       7,673,594
                                                                                              ----------      ----------
SUNAMERICA SERIES TRUST:
  International Diversified Equities Portfolio            356,658          11.37               4,054,745       3,804,129
  Global Equities Portfolio                               119,278          14.92               1,780,156       1,632,059
  Aggressive Growth Portfolio                             159,229          10.36               1,650,082       1,537,894
  Venture Value Portfolio                                 598,012          16.90              10,104,021       8,424,677
  Federated Value Portfolio                                68,585          11.08                 760,092         688,702
  Provident Growth Portfolio                              108,586          15.71               1,705,902       1,465,758
  Growth/Phoenix Investment Counsel Portfolio              98,300          14.39               1,414,070       1,275,166
  Alliance Growth Portfolio                               334,896          18.73               6,271,249       5,248,004
  Growth-Income Portfolio                                 257,595          16.82               4,331,580       3,698,977
  Asset Allocation Portfolio                              272,422          14.52               3,955,374       3,520,992
  SunAmerica Balanced Portfolio                            72,364          11.13                 805,136         744,418
  Balanced/Phoenix Investment Counsel Portfolio           159,242          13.63               2,170,980       1,955,160
  Utility Portfolio                                        20,566          10.75                 221,099         205,389
  Worldwide High Income Portfolio                         132,722          13.35               1,771,619       1,580,692
  High-Yield Bond Portfolio                               259,850          11.04               2,869,754       2,689,623
  Global Bond Portfolio                                    56,926          11.40                 648,940         618,174
  Corporate Bond Portfolio                                 50,565          11.09                 560,883         534,425
  Cash Management Portfolio                                54,079          10.76                 581,925         575,167
                                                                                             -----------     -----------
                                                                                              45,657,607      40,199,406
                                                                                             -----------     -----------
                                                                                             $53,909,027     $47,873,000
                                                                                             ===========     ===========



                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               November 30, 1996



                                                                Government  International
                              Capital               Natural            and    Diversified     Global  Aggressive    Venture
                         Appreciation     Growth  Resources   Quality Bond       Equities   Equities      Growth      Value
                            Portfolio  Portfolio  Portfolio      Portfolio      Portfolio  Portfolio   Portfolio  Portfolio
                         ------------  ---------  ---------   ------------   ------------  ---------  ----------  ---------
Investment income:
  Dividends and capital
   gains distributions       $125,259   $ 59,347    $10,860        $84,085       $ 16,886   $ 19,759   $       0  $   26,170
                             --------   --------    -------        -------       --------   --------    --------  ----------
    Total investment
      income                  125,259     59,347     10,860         84,085         16,886     19,759           0      26,170
                             --------   --------    -------        -------       --------   --------     -------  ----------

Expenses:
  Mortality risk charge       (24,265)    (8,696)    (3,526)        (9,703)       (21,625)    (9,091)     (3,499)    (50,516)
  Expense risk charge          (8,326)    (2,984)    (1,210)        (3,330)        (7,420)    (3,120)     (1,201)    (17,334)
  Distribution expense
    charge                     (3,568)    (1,278)      (518)        (1,427)        (3,180)    (1,337)       (514)     (7,429)
                              --------  --------    -------        -------       --------   --------     -------  ----------
     Total expenses           (36,159)   (12,958)    (5,254)       (14,460)       (32,225)   (13,548)     (5,214)    (75,279)
                              --------  --------    -------        -------       --------   --------     -------  ----------

Net investment income (loss)   89,100     46,389      5,606         69,625        (15,339)     6,211      (5,214)    (49,109)
                              --------  --------    -------        -------       --------   --------     -------  ----------

Net realized gains (losses)
  from securities
    transactions:
      Proceeds from shares
        sold                  438,837     55,336     98,374        108,791         35,410     54,461      11,442      88,284
      Cost of shares sold    (396,799)   (52,775)   (98,093)      (109,737)       (34,153)   (51,984)    (11,502)    (77,418)
                              --------  --------    -------        -------       --------   --------     -------  ----------
Net realized gains
  (losses) from securities
    transactions               42,038      2,561        281           (946)         1,257      2,477         (60)     10,866
                              --------  ---------   -------        -------       --------   --------     -------  ----------
Net unrealized appreciation
  (depreciation) of
  investments:
    Beginning of period        35,975     (2,583)      (405)         (1,597)       11,113      9,188           0      97,443
    End of period             377,404    187,752     19,235          (6,565)      250,616    148,097     112,188   1,679,344
                             --------   --------    -------          -------     --------   --------     -------  ----------
Change in net unrealized
  appreciation/depreciation
  of investments              341,429    190,335     19,640          (4,968)      239,503    138,909     112,188   1,581,901
                             --------   --------    -------         -------      --------   --------     -------  ----------
Increase in net assets from
  operations                 $472,567   $239,285    $25,527         $63,711      $225,421   $147,597    $106,914  $1,543,658
                             ========   ========    =======         =======      ========   ========    ========  ==========


                See accompanying notes to financial statements.
                                      -25-

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                       FIRST SUNAMERICA INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               November 30, 1996
                                  (Continued)



                                                                                                                        Balanced/
                                                          Growth/Phoenix                                                Phoenix
                                    Federated  Provident  Investment      Alliance   Growth     Asset       SunAmerica  Investment
                                    Value      Growth     Counsel         Growth     Income     Allocation  Balanced    Counsel
                                    Portfolio  Portfolio  Portfolio       Portfolio  Portfolio  Portfolio   Portfolio   Portfolio
                                    ---------  ---------  --------------  ---------  ---------  ----------  ----------  ---------
Investment income:
  Dividends and capital gains
    distribution                    $      0   $      0     $ 38,147     $  128,055   $ 42,436    $ 77,798    $     0     $ 23,843
                                    ---------  ---------    ---------    -----------  --------   ----------  ----------  ---------
    Total investment income                0          0       37,147        128,055     42,436      77,798          0       23,843
                                    ---------  ---------    ---------    -----------  --------   ----------  ----------  ---------
Expenses:
  Mortality risk charge               (1,606)    (9,124)      (7,569)       (30,764)   (20,205)    (21,147)    (1,616)     (12,147)
  Expense risk charge                   (551)    (3,131)      (2,597)       (10,556)    (6,933)     (7,256)      (554)      (4,168)
  Distribution expense charge           (236)    (1,341)      (1,114)        (4,524)    (2,971)     (3,110)      (238)      (1,787)
                                    ---------  ---------    ---------    -----------  ---------  ----------  ---------  -----------
    Total expenses                    (2,393)   (13,596)     (11,280)       (45,844)   (30,109)    (31,513)    (2,408)     (18,102)
                                    ---------  ---------    ---------    -----------  ---------  ----------  ---------  -----------
Net investment income (loss)          (2,393)   (13,596)      26,867         82,211     12,327      46,285     (2,408)       5,741
                                    ---------  ---------    ---------    -----------  ---------  ----------  ---------  -----------
Net realized gains (losses) from
  securities transactions:
    Proceeds from shares sold         36,847    104,192       89,781        128,414     72,263      85,910        676       50,896
    Cost of shares sold              (36,283)   (97,301)     (89,035)      (121,994)   (65,163)    (80,004)      (652)     (48,535)
                                    ---------  ---------    ---------    -----------  ---------  ----------  ---------  -----------
Net realized gains (losses) from
  securities transactions                564      6,891          746          6,420      7,100       5,906         24        2,361
                                    ---------  ---------    ---------     ----------  ---------  ----------  ---------  ----------
Net unrealized appreciation
  (depreciation) of investments:
    Beginning of period                    0     16,368       16,536         51,970     37,748      30,744          0       30,236
    End of period                     71,390    240,144      138,904      1,023,245    632,603     434,382     60,718      215,820
                                    ---------  ---------    ---------    ----------   ---------  ----------  ---------  -----------
Change in net unrealized
  appreciation/depreciation of
  investments                         71,390    223,776      122,368        971,275    594,855     403,638     60,718     185,584
                                    ---------  --------     --------     ----------   ---------  ----------  ---------  ----------
Increase in net assets from
  operations                         $69,561   $217,071     $149,981     $1,059,906   $614,282    $455,829    $58,334    $193,686
                                    =========  ========    =========     ==========   ========   ==========  =========  ==========


                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                       FIRST SUNAMERICA INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               November 30, 1996
                                  (Continued)


                                                       Worldwide   High-Yield       Global    Corporate          Cash
                                          Utility    High Income         Bond         Bond         Bond    Management
                                        Portfolio      Portfolio    Portfolio    Portfolio    Portfolio     Portfolio      TOTAL
                                        ---------   ------------   -----------   ---------    ---------    ----------      -----
Investment income:
  Dividends and capital gains
  distributions                              $0        $20,796      $62,283      $16,053       $3,333       $26,217        $781,327
                                        --------------------------------------------------------------------------------------------

    Total investment income                  $0        $20,796       62,796       16,053        3,333        26,217         781,327
                                        --------------------------------------------------------------------------------------------

Expenses:
  Mortality risk charge                    (645)        (8,139)     (15,956)      (3,134)      (2,357)       (7,226)       (272,736)
  Expense risk charge                      (221)        (2,793)      (5,475)      (1,137)       (809)        (2,479)        (93,585)
  Distribution expense charge               (95)        (1,197)      (2,347)       (487)        (347)        (1,063)        (40,108)
                                        --------------------------------------------------------------------------------------------

    Total expenses                         (961)       (12,129)     (23,778)      (4,938)      (3,513)      (10,768)       (406,429)
                                        --------------------------------------------------------------------------------------------
Net investment income (loss)               (961)         8,667       38,505       11,115         (180)       15,449        374,898
                                        --------------------------------------------------------------------------------------------


Net realized gains (losses)
 from securities transactions:
  Proceeds from shares sold              19,952         33,764      360,826       29,727      115,724      1,870,036      3,889,943
  Cost of shares sold                   (19,769)       (31,891)    (349,908)     (29,573)    (114,328)    (1,859,809)    (3,776,697)
                                        --------------------------------------------------------------------------------------------


Net realized gains (losses)
 from securities transactions               192          1,873       10,918          154        1,396         10,227        113,246
                                        --------------------------------------------------------------------------------------------


Net unrealized appreciation
 (depreciation) of investments:
   Beginning of period                        0          4,120        9,967        4,597        1,650          8,935        362,005
   End of period                         15,710        190,927      180,131       30,766       26,458          6,758      6,036,027
                                        --------------------------------------------------------------------------------------------


Change in net unrealized
  appreciation/depreciation
  of investments                         15,710        186,807      170,164       26,169       24,808        (2,177)     5,674,022
                                        --------------------------------------------------------------------------------------------

Increase in net assets
from operations                         $14,941       $197,347     $219,587      $37,438      $26,024        $23,499    $6,162,166
                                        --------------------------------------------------------------------------------------------





                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               November 30, 1996


                                                               GOVERNMENT  INTERNATIONAL
                           CAPITAL                  NATURAL       AND       DIVERSIFIED    GLOBAL     AGGRESSIVE    VENTURE
                        APPRECIATION   GROWTH      RESOURCES  QUALITY BOND   EQUITIES     EQUITIES      GROWTH       VALUE
                          PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                          ---------   ---------    ---------   ---------     ---------    ---------    ---------    ---------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment
    income (loss)        $   89,100   $   46,389   $  5,606    $   69,625    $  (15,339)  $    6,211    $   (5,214)  $  (49,109)
  Net realized gains
    (losses) from
    securities
    transactions             42,038        2,561        281          (946)        1,257        2,477           (60)      10,866
  Change in net
    unrealized
    appreciation/
    depreciation of
    investments             341,429      190,335     19,640        (4,968)      239,503      138,909       112,188    1,581,901
                         ------------------------------------------------------------------------------------------------------

    Increase in net
      assets from
      operations            472,567      239,285     25,527        63,711       255,421      147,597       106,914    1,543,658
                         ------------------------------------------------------------------------------------------------------

From capital
  transactions:
  Net proceeds from
    units sold            2,477,249    1,111,481    572,211       906,947     2,648,077    1,031,991     1,260,315    5,909,498
  Cost of units
    redeemed                (43,388)     (18,573)    (9,591)      (42,257)      (39,901)     (39,293)       (1,844)    (123,429)
  Net transfers             622,433      173,681    106,638       161,467       636,560      293,786       284,697    1,263,388
                         ------------------------------------------------------------------------------------------------------

    Increase (decrease)
      in net assets
      from capital
      transactions        3,056,304    1,266,589    669,258     1,026,157     3,244,736    1,286,484     1,543,168    7,049,457
                         ------------------------------------------------------------------------------------------------------

Increase (decrease)
  in net assets           3,528,871    1,505,874    694,785     1,089,868     3,470,157    1,434,081     1,650,082    8,593,115
Net assets at
  beginning of
  period                    746,192      196,314     57,178       432,338       584,588      346,075             0    1,510,906
                         ------------------------------------------------------------------------------------------------------
Net assets at end
  of period              $4,275,063   $1,702,188   $751,963    $1,522,206    $4,054,745   $1,780,156    $1,650,082   $10,104,021
                         =======================================================================================================

ANALYSIS OF INCREASE
  (DECREASE) IN UNITS
  OUTSTANDING:
  Units sold                153,956       78,072     48,547        79,527       243,180       72,989       131,150       412,925
  Units redeemed             (2,632)      (1,281)      (814)       (3,688)       (3,660)      (2,835)         (190)       (8,629)
  Units transferred          38,526       12,317      8,963        14,123        58,374       20,730        29,430        87,619
                         -------------------------------------------------------------------------------------------------------

Increase (decrease)
  in units outstanding      189,850       89,108     56,696        89,962       297,894       90,884       160,390       491,915
Beginning units              52,583       15,156      5,306        37,576        58,058       26,604             0      113,664
                         -------------------------------------------------------------------------------------------------------

Ending units                242,433      104,264     62,002       127,538       355,952      117,488       160,390       605,579
                         -------------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 1996
                                  (Continued)


                                                                              Growth/Phoenix
                                                Federated       Provident       Investment        Alliance       Growth-
                                                  Value           Growth          Counsel          GROWTH        Income
                                                Portfolio       Portfolio        Portfolio        Portfolio     Portfolio
                                                ---------       ---------      -------------      ---------     ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                  $ (2,393)      $  (13,596)      $   26,867        $   82,211    $   12,327
  Net realized gains (losses) from
    securities transactions                          564            6,891              746             6,420         7,100
  Change in net unrealized appreciation/
    depreciation of investments                   71,390          223,776          122,368           971,275       594,855
                                                --------       ----------       ----------        ----------    ----------
    Increase in net assets from operations        69,561          217,071          149,981         1,059,906       614,282
                                                --------       ----------       ----------        ----------    ----------
From capital transactions:
  Net proceeds from units sold                   536,893        1,063,093          909,525         3,658,969     2,729,251
  Cost of units redeemed                            (807)         (12,207)         (41,692)          (50,731)      (74,841)
  Net transfers                                  154,445           35,271          101,943           785,909       460,150
                                                --------       ----------       ----------        ----------    ----------
    Increase (decrease) in net assets
      from capital transactions                  690,531        1,086,157          969,776         4,394,147     3,114,560
                                                --------       ----------       ----------        ----------    ----------
Increase (decrease) in net assets                760,092        1,303,228        1,119,757         5,454,053     3,728,842
Net assets at beginning of period                      0          402,674          294,313           817,196       602,738
                                                --------       ----------       ----------        ----------    ----------
Net assets at end of period                     $760,092       $1,705,902       $1,414,070        $6,271,249    $4,331,580
                                                ========       ==========       ==========        ==========    ==========

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                      54,181           80,951           67,174           224,472       187,414
  Units redeemed                                     (80)            (902)          (3,103)           (3,000)       (5,160)
  Units transferred                               14,997            2,610            7,606            47,810        31,824
                                                --------       ----------       ----------        ----------    ----------
Increase (decrease) in units outstanding          69,098           82,659           71,677           269,282       214,078
Beginning units                                        0           31,960           22,973            52,943        45,266
                                                --------       ----------       ----------        ----------    ----------
Ending units                                      69,098          114,619           94,650           322,225       259,344
                                                ========       ==========       ==========        ==========    ==========

                                                                                  Balanced/Phoenix
                                                   Asset         SunAmerica           Investment
                                                Allocation        Balanced              Counsel
                                                Portfolio         Portfolio            Portfolio
                                                ----------       ----------       ----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                  $   46,285       $ (2,408)        $    5,741
  Net realized gains (losses) from
    securities transactions                          5,906             24              2,361
  Change in net unrealized appreciation/
    depreciation of investments                    403,638         60,718            185,584
                                                ----------       --------         ----------
    Increase in net assets from operations         455,829         58,334            193,686
                                                ----------       --------         ----------
From capital transactions:
  Net proceeds from units sold                   2,200,519        683,086          1,182,864
  Cost of units redeemed                           (27,387)          (308)           (38,594)
  Net transfers                                    557,885         64,024            319,437
                                                ----------       --------         ----------
    Increase (decrease) in net assets
      from capital transactions                  2,731,017        746,802          1,463,707
                                                ----------       --------         ----------
Increase (decrease) in net assets                3,186,846        805,136          1,657,393
Net assets at beginning of period                  768,528              0            513,587
                                                ----------       --------         ----------
Net assets at end of period                     $3,955,374       $805,136         $2,170,980
                                                ----------       --------         ----------

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                       164,188         66,783             93,347
  Units redeemed                                    (2,035)           (30)            (3,071)
  Units transferred                                 41,231          6,156             25,180
                                                ----------       --------         ----------
Increase (decrease) in units outstanding           203,384         72,909            115,456
Beginning units                                     60,824              0             41,654
                                                ----------       --------         ----------
Ending units                                       264,208         72,909            157,110
                                                ==========       ========         ==========



                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               November 30, 1996
                                  (Continued)



                                                          Worldwide     High-Yield    Global   Corporate     Cash
                                                Utility   High Income    Bond         Bond       Bond      Management
                                               Portfolio  Portfolio    Portfolio   Portfolio  Portfolio     Portfolio     TOTAL
                                            -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)                $  (961)    $    8,667  $  38,505    $ 11,115   $   (180)   $   15,449  $   374,898
  Net realized gains (losses) from
   securities transactions                        192          1,873     10,918         154      1,396        10,227      113,246
  Change in net unrealized appreciation/
   depreciation of investments                 15,710        186,807    170,164      26,169     24,808        (2,177)    5,674,022
                                            -------------------------------------------------------------------------------------
    Increase in net assets from operations     14,941        197,347    219,587      37,438     26,024        23,499     6,162,166
                                            -------------------------------------------------------------------------------------
From capital transactions:
  Net proceeds from units sold                155,411      1,214,839  2,074,444     354,721    549,486     1,395,912    34,626,792
  Cost of units redeemed                         (708)       (16,540)   (97,551)    (26,292)    (1,265)      (92,053)    (799,252)
  Net transfers                                51,455        130,993    205,785     146,785    (72,935)   (1,383,281)    5,100,516
                                            -------------------------------------------------------------------------------------

     Increase (decrease) in net assets
       from capital transactions              206,158      1,329,292  2,182,678     475,214    475,286       (79,422)   38,928,056
                                            -------------------------------------------------------------------------------------
Increase (decrease) in net assets             221,099      1,526,639  2,402,265     512,652    501,310       (55,923)   45,090,222
Net assets at beginning of period                   0        244,980    467,489     136,288     59,573       637,848     8,818,805
                                            -------------------------------------------------------------------------------------
Net assets at end of period                  $221,099     $1,771,619 $2,869,754    $648,940   $560,883      $581,925   $53,909,027
                                            =====================================================================================

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                                  15,644          93,795    171,450      30,548     49,384       128,584
  Units redeemed                                 (70)         (1,275)    (7,956)     (2,304)      (112)       (8,428)
  Units transferred                            5,147          10,652     16,525      12,587     (6,486)     (127,158)
                                            -------------------------------------------------------------------------------------
Increase (decrease) in units outstanding      20,721         103,172    180,019      40,831     42,786        (7,002)
Beginning units                                    0          21,556     40,706      12,162      5,375        59,731
                                            -------------------------------------------------------------------------------------
Ending units                                  20,721         124,728    220,725      52,993     48,161        52,729
                                            =====================================================================================



                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
        For the period from inception of portfolios to November 30, 1995

                                                                              Government  International
                                    Capital                      Natural     and Quality   Diversified     Global      Alliance
                                  Appreciation     Growth       Resources       Bond        Equities      Equities       Growth
                                    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                  ------------    ---------     ---------    -----------   ------------   ---------     ---------
INCREASE (DECREASE) IN
  NET ASSETS:
From operations:
  Net investment income (loss)       $  2,266       $ 16,499      $   920       $ 16,895       $ (2,267)     $ (1,110)     $ (2,817)
  Net investment gains (losses)
    from securities transactions          337              0           (6)           (63)         1,838           456           619
  Change in net unrealized
    appreciation/depreciation
    of investments                     35,975         (2,583)        (405)        (1,597)        11,113         9,188        51,970
                                     --------       --------      -------       --------       --------      --------      --------
      Increase in net assets
        from operations                38,578         13,916          509         15,235         10,684         8,534        49,772
                                     --------       --------      -------       --------       --------      --------      --------
From capital transactions:
  Net proceeds from units sold        603,264        123,939       40,106        293,439        453,818       306,248       631,298
  Cost of units redeemed               (1,491)             0         (170)             0           (616)       (1,466)            0
  Net transfers                       105,841         58,459       16,733        123,664        120,702        32,759       136,126
                                     --------       --------      -------       --------       --------      --------      --------
      Increase in net assets
        from capital transactions     707,614        182,398       56,669        417,103        573,904       337,541       767,424
                                     --------       --------      -------       --------       --------      --------      --------
Increase in net assets                746,192        196,314       57,178        432,338        584,588       346,075       817,196
Net assets at beginning of period           0              0            0              0              0             0             0
                                     --------       --------      -------       --------       --------      --------      --------
Net assets at end of period          $746,192       $196,314      $57,178       $432,338       $584,588      $346,075      $817,196
                                     ========       ========      =======       ========       ========      ========      ========

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING
  Units sold                           44,806         10,253        3,756         26,469         45,880        24,097        43,439
  Units redeemed                         (107)             0          (16)             0            (62)         (115)            0
  Units transferred                     7,884          4,903        1,566         11,107         12,240         2,622         9,504
                                     --------       --------      -------       --------       --------      --------      --------
Increase in units outstanding          52,583         15,156        5,306         37,576         58,058        26,604        52,943
Beginning units                             0              0            0              0              0             0             0
                                     --------       --------      -------       --------       --------      --------      --------
Ending units                           52,583         15,156        5,306         37,576         58,058        26,604        52,943
                                     ========       ========      =======       ========       ========      ========      ========



                 See accompanying notes to financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
        For the period from inception of portfolios to November 30, 1995
                                  (Continued)

                                   Growth/Phoenix                                                    Balanced/Phoenix
                                       Investment   Provident     Venture     Growth-        Asset         Investment     Worldwide
                                          Counsel      Growth       Value      Income   Allocation            Counsel   High Income
                                        Portfolio   Portfolio   Portfolio   Portfolio    Portfolio          Portfolio     Portfolio
                                   --------------   ---------   ---------   ---------   ----------   ----------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).......    $   (903)  $  (1,442)  $  (6,178)  $  (2,145)  $  (2,994)          $  (1,937)    $   (681)
  Net realized gains (losses) from
    securities transactions..........         218          85          57          87       1,371               1,650            8
  Change in net unrealized
    appreciation/depreciation of
    investments......................      16,536      16,368      97,443      37,748      30,744              30,236        4,120
                                         --------   ---------  ----------   ---------   ---------           ---------     --------
      Increase in net assets from
        operations...................      15,851      15,011      91,322      35,690      29,121              29,949        3,447
                                         --------   ---------  ----------   ---------   ---------           ---------     --------
From capital transactions:
  Net proceeds from units sold.......     254,342     244,599   1,080,358     468,499     633,888             430,161      102,352
  Cost of units redeemed.............        (307)       (518)       (358)     (2,650)     (1,659)               (451)        (176)
  Net transfers......................      24,427     143,582     339,584     101,199     107,178              53,928      139,357
                                         --------   ---------  ----------   ---------   ---------           ---------     --------
      Increase in net assets from
        capital transactions.........     278,462     387,663   1,419,584     567,048     739,407             483,638      241,533
                                         --------   ---------  ----------   ---------   ---------           ---------     --------

Increase in net assets...............     294,313     402,674   1,510,906     602,738     768,528             513,587      244,980
Net assets at beginning of period....           0           0           0           0           0                   0            0
                                         --------   ---------  ----------   ---------   ---------           ---------     --------
Net assets at end of period..........    $294,313    $402,674  $1,510,906    $602,738    $768,528            $513,587     $244,980
                                         ========   =========  ==========   =========   =========           =========     ========
ANALYSIS OF INCREASE (DECREASE) IN
  UNITS OUTSTANDING:
  Units sold.........................      20,902      20,095      86,388      37,489      52,229              37,058        9,170
  Units redeemed.....................         (24)        (42)        (28)       (214)       (135)                (38)         (16)
  Units transferred..................       2,095      11,907      27,304       7,991       8,730               4,634       12,402
                                         --------   ---------  ----------   ---------   ---------           ---------     --------

Increase in units outstanding........      22,973      31,960     113,664      45,266      60,824              41,654       21,556
Beginning units......................           0           0           0           0           0                   0            0
                                         --------   ---------  ----------   ---------   ---------           ---------     --------

Ending units.........................      22,973      31,960     113,664      45,266      60,824              41,654       21,556
                                         ========   =========  ==========   =========   =========           =========     ========


                 See accompanying notes to financial statements

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY


                       STATEMENT OF CHANGES IN NET ASSETS
        For the period from inception of portfolios to November 30, 1995
                                  (Continued)

                                                            High-Yield        Global         Fixed          Cash
                                                                  Bond          Bond        Income    Management
                                                             Portfolio     Portfolio     Portfolio     Portfolio         TOTAL
                                                              ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)                                 $ (1,484)     $   (430)     $   (331)   $   (4,649)   $    7,212
 Net realized gains (losses) from securities transactions           36            13         1,307         7,590        15,603
 Change in net unrealized appreciation/depreciation
  of investments                                                 9,967         4,597         1,650         8,935       362,005
                                                              ----------------------------------------------------------------
   Increase in net assets from operations                        8,519         4,180         2,626        11,876       384,820
                                                              ----------------------------------------------------------------

From capital transactions:
 Net proceeds from units sold                                  305,078       112,095       120,469     1,544,123     7,748,076
 Cost of units redeemed                                         (1,491)            0             0        (2,115)      (13,468)
 Net transfers                                                 155,383        20,013       (63,522)     (916,036)      699,377
                                                              ----------------------------------------------------------------
   Increase in net assets from capital transactions            458,970       132,108        56,947       625,972     8,433,985
                                                              ----------------------------------------------------------------
Increase in net assets                                         467,489       136,288        59,573       637,848     8,818,805
Net assets at beginning of period                                    0             0             0             0             0
                                                              ----------------------------------------------------------------
Net assets at end of period                                   $467,489      $136,288      $ 59,573    $  637,848    $8,818,805
                                                              ================================================================

ANALYSIS OF INCREASE (DECREASE) IN UNITS OUTSTANDING:
 Units sold                                                     27,010        10,323        11,471       146,481
 Units redeemed                                                   (132)            0             0          (201)
 Units transferred                                              13,828         1,839        (6,096)      (86,549)
                                                              --------------------------------------------------
Increase in units outstanding                                   40,706        12,162         5,375        59,731
Beginning units                                                      0             0             0             0
                                                              --------------------------------------------------
Ending units                                                    40,706        12,162         5,375        59,731
                                                              ==================================================

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


        FS Variable Separate Account of First SunAmerica Life Insurance Company (the "Separate Account") is a segregated investment account of First SunAmerica Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

        The Separate Account is composed of twenty-two variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of either (1) one of the four currently available investment portfolios of Anchor Series Trust ("Anchor Trust") or (2) one of the eighteen currently available investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"). The Anchor Trust and the SunAmerica Trust (the "Trusts") are each diversified, open-end, affiliated investment companies, which retain investment advisors to assist in the investment activities of the Trusts. The contractholder may elect to have payments allocated to any of five guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the contractholder to the twenty-two Variable Accounts and do not include balances allocated to the General Account.

        The inception dates for the twenty-two individual funds were as follows: June 3, 1996 for the Aggressive Growth, Federated Value, SunAmerica Balanced and Utility Portfolios; May 30, 1995 for the Natural Resources Portfolio; May 22, 1995 for the Global Equities Portfolio; May 8, 1995 for the Balanced/Phoenix Investment Counsel and High Yield Portfolios; May 3, 1995 for the Government and Quality Bond Portfolio; May 2, 1995 for the Worldwide High Income and Global Bond Portfolios; April 27, 1995 for the Cash Management Portfolio; April 24, 1995 for the Asset Allocation Portfolio; April 12, 1995 for the International Diversified Equities, Growth-Income, and Corporate Bond (formerly Fixed Income Fund) Portfolios; and April 6, 1995 for the Capital Appreciation, Growth, Venture Value, Provident Growth, Growth/Phoenix Investment Counsel and Alliance Growth Portfolios.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The investment objectives and policies of the four portfolios of the Anchor Trust are summarized below:

        The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities which are widely diversified by industry and company and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

        The GROWTH PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

        The NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio invests primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.

        The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in corporate debt securities rated Aa or better by Moody's Investor Service, Inc. or AA or better by Standard & Poor's Corporation.

        Anchor Trust has portfolios in addition to those identified above; however, none of these other portfolios is currently available for investment under the Separate Account.

        The investment objectives and policies of the eighteen portfolios of the SunAmerica Trust are summarized below:

        The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation. This portfolio invests in accordance with country weightings as determined by the investment subadvisor in common stocks of foreign issuers which, in the aggregate, replicate broad country indices.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS



1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


        The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and engages in transactions in foreign currencies.

        The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests primarily in equity securities of small capitalization growth companies.

        The VENTURE VALUE PORTFOLIO seeks growth of capital. This portfolio invests primarily in the common stocks.

        The FEDERATED VALUE PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in the securities of high quality companies.

        The PROVIDENT GROWTH, GROWTH/PHOENIX INVESTMENT COUNSEL AND ALLIANCE GROWTH PORTFOLIOS each seek long-term growth of capital. These portfolios invest primarily in common stocks or securities with common stock characteristics which demonstrate the potential for appreciation.

        The GROWTH-INCOME PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

        The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term. This portfolio invests in a diversified selection of common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

        The SUN AMERICA BALANCED PORTFOLIO seeks to conserve principal. This portfolio maintains at all times a balance portfolio of stocks and bonds.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

        The BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO seeks reasonable income, long-term capital growth and conservation of capital. This portfolio invests primarily in common stocks and fixed-income securities, with an emphasis on income-producing securities which appear to have some potential for capital enhancement.

        The UTILITY PORTFOLIO seeks high current income and moderate capital appreciation. This portfolio invests primarily in the equity and debt securities of utility companies.

        The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation. This portfolio invests primarily in a selection of high-yielding fixed-income securities of issuers located throughout the world.

        The HIGH-YIELD BOND PORTFOLIO seeks a high level of current income and, secondarily, seeks capital appreciation. This portfolio invests primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

        The GLOBAL BOND PORTFOLIO seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This portfolio invests in high quality fixed-income securities of U.S. and foreign issuers and engages in transactions in foreign currencies.

        The CORPORATE BOND PORTFOLIO (formerly the Fixed Income Portfolio) seeks a high total return with only moderate price risk. This portfolio invests primarily in investment grade fixed-income securities.

        The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital. This portfolio invests in a diversified selection of money market instruments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


        Purchases and sales of shares of the portfolios of the Trusts are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis.

        Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

2.      CHARGES AND DEDUCTIONS

        Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

        WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is the greater of earnings in the contract or 10% of the purchase payments made more than one year prior to the date of withdrawal that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

        Withdrawal charges vary in amount depending upon the contribution year in which the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of a withdrawal charge), and then to purchase payments on a first-in, first-out basis so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


2.      CHARGES AND DEDUCTIONS (continued)


        Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:

                Contribution                    Applicable Withdrawal
                   Year                           Charge Percentage
                ------------                    ---------------------
                Zero                                7%
                First                               6%
                Second                              5%
                Third                               4%
                Fourth                              3%
                Fifth                               2%
                Sixth                               1%
                Seventh and later                   0%



        CONTRACT ADMINISTRATION CHARGE: An annual contract administration charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract administration charge will be assessed on each anniversary of the issue date of the contract prior to the date when annuity payments begin. In the event that a total surrender of contract value is made, the charge will be assessed as of the date of surrender without proration.

        TRANSFER FEE: A transfer fee of $25 is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

        MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.37% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant, to waive the withdrawal charge in the event of the death of the contractholder and to

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

2.      CHARGES AND DEDUCTIONS (continued)


        provide both a standard and an enhanced death benefit if the contractholder dies prior to the date annuity payments begin. The expense risk charge is compensation for the risk assumed by the Company that the cost of administering the contracts will exceed the amount received from the contract administration charge.


        DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. The distribution expense charge is designed to compensate the Company for assuming the risk that the cost of distributing the contracts will exceed the revenues from the withdrawal charge.


        SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


3.      INVESTMENT IN ANCHOR TRUST AND SUNAMERICA TRUST


        The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended November 30, 1996 consist of the following:

                                      Cost of Shares      Proceeds from
Variable Accounts                        Acquired        Shares Sold
-----------------                    --------------      -------------
ANCHOR TRUST:
Capital Appreciation Portfolio         $3,584,241           $438,837
Growth Portfolio                        1,368,312             55,336
Natural Resources Portfolio               773,238             98,374
Government and Quality Bond
  Portfolio                             1,204,573            108,791

SUNAMERICA TRUST:
International Diversified
  Equities Portfolio                    3,264,808             35,410
Global Equities Portfolio               1,347,157             54,461
Aggressive Growth Portfolio             1,549,395             11,442
Venture Value Portfolio                 7,088,632             88,284
Federated Value Portfolio                 724,986             36,847
Provident Growth Portfolio              1,176,755            104,192
Growth/Phoenix Investment
  Counsel Portfolio                     1,086,424             89,781
Alliance Growth Portfolio               4,604,771            128,414
Growth-Income Portfolio                 3,199,150             72,263
Asset Allocation Portfolio              2,863,212             85,910
SunAmerica Balanced Portfolio             745,070                676
Balanced/Phoenix Investment
  Counsel Portfolio                     1,520,345             50,896
Utility Portfolio                         225,149             19,952
Worldwide High Income Portfolio         1,371,723             33,764
High-Yield Bond Portfolio               2,582,008            360,826
Global Bond Portfolio                     516,057             29,727
Corporate Bond Portfolio                  590,829            115,724
Cash Management Portfolio               1,806,061          1,806,036
                                        =========          =========

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


4.      FEDERAL INCOME TAXES

        The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                           PART C - OTHER INFORMATION

Item 24.     Financial Statements and Exhibits
----------------------------------------------

(a)    Financial Statements
---------------------------

         The following financial statements are included in Part A of the Registration Statement:

                 Financial Statements of First SunAmerica Life Insurance Company for the fiscal year ended September 30, 1996

         The following financial statements are included in Part B of the Registration Statement:

                 Financial Statements of FS Variable Separate Account for the fiscal year ended November 30, 1996


(b)    Exhibits
---------------

(1)      Resolutions Establishing Separate Account......    Previously Filed
(2)      Custody Agreements.............................    Not Applicable
(3)      (a) Distribution Contract......................    Previously Filed
         (b) Selling Agreement..........................    Previously Filed
(4)      Variable Annuity Contract......................    Previously Filed
(5)      Application for Contract.......................    Previously Filed
(6)      Depositor - Corporate Documents
         (a)     Certificate of Incorporation...........    Previously Filed
         (b)     By-Laws................................    Previously Filed
(7)      Reinsurance Contract...........................    Not Applicable
(8)      Fund Participation Agreement...................    Previously Filed
(9)      Opinion of Counsel.............................    Previously Filed
         Consent of Counsel.............................    Previously Filed
(10)     Consent of Independent Accountants.............    Filed Herewith
(11)     Financial Statements Omitted from Item 23......    None
(12)     Initial Capitalization Agreement...............    Not Applicable
(13)     Performance Computations.......................    Not Applicable
(14)     Diagram and Listing of All Persons Directly
         or Indirectly Controlled By or Under Common
         Control with First SunAmerica Life Insurance
         Company, the Depositor of Registrant...........    Previously Filed
(15)     Powers of Attorney.............................    Previously Filed
(27)     Financial Data Schedules.......................    Filed Herewith


Item 25.  Directors and Officers of the Depositor
-------------------------------------------------

         The officers and directors of First SunAmerica Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


Name                                       Position
----                                       --------
Eli Broad                                  Chairman, President and Chief Executive Officer
Jay S. Wintrob                             Director and Executive Vice President
Joseph M. Tumbler                          Director and Executive Vice President
David W. Ferguson(1)                       Director
Thomas A. Harnett(2)                       Director
Lester Pollack(3)                          Director
Richard D. Rohr(4)                         Director
Margery K. Neale(5)                        Director
Peter McMillan                             Director
Jana W. Greer                              Director and Senior Vice President James R. Belardi
                                           Director and Senior Vice President James W. Rowan
                                           Director and Senior Vice President Lorin M. Fife
                                           Director, Senior Vice
                                           President, General Counsel and Assistant Secretary
Susan L. Harris                            Director, Senior Vice President and Secretary
Scott L. Robinson                          Director, Senior Vice President and Treasurer
N. Scott Gillis                            Senior Vice President and Controller
Edwin R. Reoliquio                         Senior Vice President and
                                           Chief Actuary
Victor E. Akin                             Senior Vice President
Keith B. Jones                             Vice President
Michael Lindquist                          Vice President
Greg Outcalt                               Vice President
Scott H. Richland                          Vice President and
                                           Assistant Treasurer

------------------------
(1) One Chase Manhattan Plaza, New York, New York 10005
(2) 99 Park Avenue, New York, New York 10063
(3) One Rockerfeller Plaza, Suite 1025, New York, New York 10020
(4) 100 Renaissance Center, 34th Floor, Detroit, Michigan 48243
(5) 919 Third Avenue, New York, New York  10022-9998



Item 26.  Persons Controlled By or Under Common Control With Depositor or
-------------------------------------------------------------------------
Registrant
----------

         The Registrant is a separate account of First SunAmerica Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 incorporated herein by reference.


Item 27.   Number of Contract Owners
------------------------------------


         As of March 31, 1997, the number of Contracts funded by the FS Variable Separate Account of First SunAmerica Life Insurance Company was 2,573, of which 908 were Qualified Contracts and 1,665 were Nonqualified Contracts.


Item 28.  Indemnification
------------------------------------

         None.


Item 29.   Principal Underwriter
--------------------------------

         SunAmerica Capital Services, Inc. serves as distributor to the Registrant.

         Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.

         Name                              Position with Distributor
         ----                              ------------------------------
         J. Steven Neamtz                  Director and President
         Robert M. Zakem                   Director, Executive Vice
                                                   President and Assistant
                                                   Secretary
         Peter Harbeck                     Director
         Gary W. Krat                      Director
         Joseph M. Tumbler                 Director
         Enrique Lopez-Balboa              Vice President
         Steven Rothstein                  Treasurer
         Susan L. Harris                   Secretary
         Lorin M. Fife                     Assistant Secretary


                 Net
                 Distribution     Compensation
Name of          Discounts and    on Redemption    Brokerage
Distributor      Commissions      Annuitization    Commission   Commissions*
-----------      -------------    -------------    ----------   ------------
SunAmerica       None             None             None          None
 Capital
 Services, Inc.
________________
* Distribution fee is paid by First SunAmerica Life Insurance Company.


Item 30.   Location of Accounts and Records
-------------------------------------------

         First SunAmerica Life Insurance Company, the Depositor for the Registrant, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.

Item 31.  Management Services
-----------------------------

         Not Applicable.


Item 32.  Undertakings
----------------------

         Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

         Further, Registrant undertakes to deduct mortality and expense risk charges, distribution expense charges, withdrawal charges (contingent deferred sales charges), contract maintenance fees and transfer fees that are in the aggregate (1) reasonable in relation to the risks assumed by the Company and
(2) reasonable in amount as compared with other variable annuity products. Those determinations are based on the Company's analysis of publicly available information about similar industry practices, and by taking into consideration factors such as current charge levels and benefits provided, the existence of expense charge guarantees and guaranteed annuity rates.


Item 33.  Representation
------------------------

         The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 1st day of May, 1997.


                          FS VARIABLE SEPARATE ACCOUNT
                                  (Registrant)

                          By: FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                  (Depositor)

                          By: /S/ JAY S. WINTROB
                             ----------------------------------------
                                  Jay S. Wintrob
                                  Executive Vice President


                          By: FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          (Depositor, on behalf of itself and Registrant)

                          By: /S/ JAY S. WINTROB
                             ----------------------------------------
                                  Jay S. Wintrob
                                  Executive Vice President


         As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.

         SIGNATURE                TITLE                     DATE

ELI BROAD*                President, Chief Executive
------------------------    Officer, & Chairman of
Eli Broad                          Board
                          (Principal Executive Officer)


SCOTT L. ROBINSON*        Senior Vice President,
------------------------   Treasurer & Director
Scott L. Robinson         (Principal Financial Officer)


N. SCOTT GILLIS*          Senior Vice President &
------------------------        Controller
N. Scott Gillis           (Principal Accounting Officer)


JAMES R. BELARDI*                 Director
-------------------------
James R. Belardi


DAVID W. FERGUSON*                Director
-------------------------
David W. Ferguson


MARGERY K. NEALE*                 Director
-------------------------
Margery K. Neale


LORIN M. FIFE*                    Director
-------------------------
Lorin M. Fife


JANA W. GREER*                    Director
-------------------------
Jana W. Greer


THOMAS A. HARNETT*                Director
-------------------------
Thomas A. Harnett


JAY S. WINTROB*                   Director
-------------------------
Jay S. Wintrob


/S/ SUSAN L. HARRIS               Director                  May 1, 1997
-------------------------
Susan L. Harris

PETER MCMILLAN*                   Director
-------------------------
Peter McMillan


LESTER POLLACK*                   Director
-------------------------
Lester Pollack


RICHARD D. ROHR*                  Director
-------------------------
Richard D. Rohr


JAMES W. ROWAN*                   Director
-------------------------
James W. Rowan


JOSEPH M. TUMBLER*                Director
-------------------------
Joseph M. Tumbler




*By: /S/ SUSAN L. HARRIS             Attorney-in-Fact
    ---------------------
     Susan L. Harris

Date: May 1, 1997

                                 EXHIBIT INDEX


Exhibit                   Description
-------                   -----------

(10)             Consent of Independent Accountants


(27)             Financial Data Schedules